                                                                     EXHIBIT 4.3

                                                                  EXECUTION COPY

================================================================================

                   NATIONAL CITY CREDIT CARD MASTER NOTE TRUST

                                    as Issuer

                                       and

                              THE BANK OF NEW YORK

                              as Indenture Trustee

                             ----------------------

                                    INDENTURE

                             ----------------------

                           dated as of August 23, 2005

================================================================================

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                                TABLE OF CONTENTS

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                                                     ARTICLE I
                              DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.    Definitions...............................................................................       3

Section 102.    Compliance Certificates and Opinions......................................................      17

Section 103.    Form of Documents Delivered to Indenture Trustee..........................................      18

Section 104.    Acts of Noteholders.......................................................................      18

Section 105.    Notices, etc., to Indenture Trustee and Issuer............................................      20

Section 106.    Notices to Noteholders; Waiver............................................................      20

Section 107.    Conflict with Trust Indenture Act.........................................................      21

Section 108.    Effect of Headings and Table of Contents..................................................      21

Section 109.    Successors and Assigns....................................................................      21

Section 110.    Severability of Provisions................................................................      21

Section 111.    Benefits of Indenture.....................................................................      21

Section 112.    Governing Law.............................................................................      21

Section 113.    Counterparts..............................................................................      22

Section 114.    Indenture Referred to in the Trust Agreement..............................................      22

Section 115.    Legal Holidays............................................................................      22

                                                    ARTICLE II
                                                    NOTE FORMS

Section 201.    Forms Generally...........................................................................      23

Section 202.    Forms of Notes............................................................................      23

Section 203.    Form of Indenture Trustee's Certificate of Authentication.................................      23

Section 204.    Notes Issuable in the Form of a Global Note...............................................      24

Section 205.    Temporary Global Notes and Permanent Global Notes.........................................      26

Section 206.    Beneficial Ownership of Global Notes......................................................      27

Section 207.    Notices to Depository.....................................................................      28

                                                    ARTICLE III
                                                     THE NOTES

Section 301.    General Title; General Limitations; Issuable in Series; Terms of a Series, Class or
                Tranche of Notes..........................................................................      29
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Section 302.    Denominations.............................................................................      32

Section 303.    Execution, Authentication and Delivery and Dating.........................................      32

Section 304.    Temporary Notes...........................................................................      33

Section 305.    Registration, Transfer and Exchange.......................................................      33

Section 306.    Mutilated, Destroyed, Lost and Stolen Notes...............................................      35

Section 307.    Payment of Interest; Interest Rights Preserved; Withholding Taxes.........................      36

Section 308.    Persons Deemed Owners.....................................................................      36

Section 309.    Cancellation..............................................................................      37

Section 310.    New Issuances of Notes....................................................................      37

Section 311.    Specification of Credit Enhancement and other Terms with Respect to each Series, Class
                or Tranche................................................................................      39

                                                    ARTICLE IV
                                             ACCOUNTS AND INVESTMENTS

Section 401.    Receipt of Trust Estates..................................................................      40

Section 402.    Issuer Accounts...........................................................................      40

Section 403.    Investment of Funds in the Issuer Accounts................................................      40

                                                    ARTICLE V
                                        ALLOCATIONS, DEPOSITS AND PAYMENTS

Section 501.    Allocations of Finance Charge Amounts.....................................................      43

Section 502.    Allocations of Available Principal Amounts................................................      43

Section 503.    Final Payment.............................................................................      43

Section 504.    Payments within a Series, Class or Tranche................................................      43

Section 505.    Excess Available Principal Amounts Sharing Group..........................................      43

Section 506.    Excess Finance Charge Amounts Sharing Group...............................................      44

Section 507.    Excess Finance Charge Collections.........................................................      44

                                                    ARTICLE VI
                          SATISFACTION AND DISCHARGE; CANCELLATION OF NOTES HELD BY THE
                                             ISSUER OR NATIONAL CITY

Section 601.    Satisfaction and Discharge of Indenture...................................................      45

Section 602.    Application of Trust Money................................................................      45
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Section 603.    Cancellation of Notes Held by the Issuer or National City.................................      45

                                                   ARTICLE VII
                                          EVENTS OF DEFAULT AND REMEDIES

Section 701.    Events of Default.........................................................................      47

Section 702.    Acceleration of Maturity; Rescission and Annulment........................................      48

Section 703.    Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.................      49

Section 704.    Indenture Trustee May File Proofs of Claim................................................      50

Section 705.    Indenture Trustee May Enforce Claims Without Possession of Notes..........................      51

Section 706.    Application of Money Collected............................................................      51

Section 707.    Indenture Trustee May Elect to Hold the Collateral Certificate............................      51

Section 708.    Sale of Receivables for Accelerated Notes.................................................      51

Section 709.    Noteholders Have the Right to Direct the Time, Method and Place of Conducting Any
                Proceeding for Any Remedy Available to the Indenture Trustee..............................      52

Section 710.    Limitation on Suits.......................................................................      52

Section 711.    Unconditional Right of Noteholders to Receive Principal and Interest; Limited Recourse....      52

Section 712.    Restoration of Rights and Remedies........................................................      53

Section 713.    Rights and Remedies Cumulative............................................................      53

Section 714.    Delay or Omission Not Waiver..............................................................      53

Section 715.    Control by Noteholders....................................................................      53

Section 716.    Waiver of Past Defaults...................................................................      54

Section 717.    Undertaking for Costs.....................................................................      54

Section 718.    Waiver of Stay or Extension Laws..........................................................      54

                                                   ARTICLE VIII
                                              THE INDENTURE TRUSTEE

Section 801.    Certain Duties and Responsibilities.......................................................      55

Section 802.    Notice of Defaults........................................................................      56

Section 803.    Certain Rights of Indenture Trustee.......................................................      56

Section 804.    Not Responsible for Recitals or Issuance of Notes.........................................      57
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Section 805.    May Hold Notes............................................................................      57

Section 806.    Money Held in Trust.......................................................................      58

Section 807.    Compensation and Reimbursement, Limit on Compensation, Reimbursement and Indemnity........      58

Section 808.    Disqualification; Conflicting Interests...................................................      58

Section 809.    Corporate Indenture Trustee Required; Eligibility.........................................      59

Section 810.    Resignation and Removal; Appointment of Successor.........................................      59

Section 811.    Acceptance of Appointment by Successor....................................................      60

Section 812.    Merger, Conversion, Consolidation or Succession to Business...............................      61

Section 813.    Preferential Collection of Claims Against Issuer..........................................      62

Section 814.    Appointment of Authenticating Agent.......................................................      62

Section 815.    Tax Returns...............................................................................      63

Section 816.    Representations and Covenants of the Indenture Trustee....................................      64

Section 817.    Custody of the Collateral.................................................................      64

Section 818.    Indenture Trustee's Application for Instructions from the Issuer..........................      64

Section 819.    Appointment of Co-Trustee or Separate Indenture Trustee...................................      65

                                                    ARTICLE IX
                NOTEHOLDERS' MEETINGS, LISTS, REPORTS BY INDENTURE TRUSTEE, ISSUER AND BENEFICIARY

Section 901.    Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders....................      67

Section 902.    Preservation of Information; Communications to Noteholders................................      67

Section 903.    Reports by Indenture Trustee..............................................................      68

Section 904.    Meetings of Noteholders; Amendments and Waivers...........................................      69

Section 905.    Reports by Issuer to the Commission.......................................................      70

Section 906.    Reports by Indenture Trustee..............................................................      71

Section 907.    Monthly Noteholders' Statement............................................................      71

Section 908.    Payment Instruction to Master Trust.......................................................      71

                                                    ARTICLE X
                          INDENTURE SUPPLEMENTS; AMENDMENTS TO THE POOLING AND SERVICING
                                 AGREEMENT AND AMENDMENTS TO THE TRUST AGREEMENT
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Section 1001.   Supplemental Indentures Without Consent of Noteholders....................................      72

Section 1002.   Supplemental Indentures with Consent of Noteholders.......................................      73

Section 1003.   Execution of Amendments and Indenture Supplements.........................................      75

Section 1004.   Effect of Amendments and Indenture Supplements............................................      75

Section 1005.   Conformity with Trust Indenture Act.......................................................      75

Section 1006.   Reference in Notes to Indenture Supplements...............................................      75

Section 1007.   Amendments to the Pooling and Servicing Agreement.........................................      76

Section 1008.   Amendments to the Trust Agreement.........................................................      76

Section 1009.   Notice....................................................................................      77

                                                    ARTICLE XI
                               REPRESENTATIONS, WARRANTIES AND COVENANTS OF ISSUER

Section 1101.   Payment of Principal and Interest.........................................................      78

Section 1102.   Maintenance of Office or Agency...........................................................      78

Section 1103.   Money for Note Payments to be Held in Trust...............................................      78

Section 1104.   Statement as to Compliance................................................................      80

Section 1105.   Legal Existence...........................................................................      80

Section 1106.   Further Instruments and Acts..............................................................      80

Section 1107.   Compliance with Laws......................................................................      80

Section 1108.   Notice of Events of Default...............................................................      81

Section 1109.   Certain Negative Covenants................................................................      81

Section 1110.   No Other Business.........................................................................      81

Section 1111.   Rule 144A Information.....................................................................      81

Section 1112.   Performance of Obligations; Servicing of Receivables......................................      82

Section 1113.   Issuer May Consolidate, Etc., Only on Certain Terms.......................................      82

Section 1114.   Successor Substituted.....................................................................      84

Section 1115.   Guarantees, Loans, Advances and Other Liabilities.........................................      84

Section 1116.   Capital Expenditures......................................................................      84

Section 1117.   Restricted Payments.......................................................................      85

Section 1118.   No Borrowing..............................................................................      85
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                                                   ARTICLE XII
                                            EARLY REDEMPTION OF NOTES

Section 1201.   Applicability of Article..................................................................      86

Section 1202.   Optional Repurchase.......................................................................      87

Section 1203.   Notice....................................................................................      87

                                                   ARTICLE XIII
                                                    COLLATERAL

Section 1301.   Recording, Etc............................................................................      88

Section 1302.   Trust Indenture Act Requirements..........................................................      89

Section 1303.   Suits To Protect the Collateral...........................................................      89

Section 1304.   Purchaser Protected.......................................................................      90

Section 1305.   Powers Exercisable by Receiver or Indenture Trustee.......................................      90

Section 1306.   Determinations Relating to Collateral.....................................................      90

Section 1307.   Release of Collateral.....................................................................      90

Section 1308.   Certain Actions by Indenture Trustee......................................................      91

Section 1309.   Opinions as to Collateral.................................................................      91

Section 1310.   Certain Commercial Law Representations and Warranties.....................................      92

Section 1311.   Delegation of Duties......................................................................      92

                                                   ARTICLE XIV
                                                  MISCELLANEOUS

Section 1401.   No Petition...............................................................................      93

Section 1402.   Trust Obligations; Limited Recourse.......................................................      93

Section 1403.   Limitations on Liability..................................................................      93

Section 1404.   Tax Treatment.............................................................................      94

Section 1405.   Actions Taken by the Issuer...............................................................      94

Section 1406.   Alternate Payment Provisions..............................................................      94

Section 1407.   Termination of Issuer.....................................................................      94

Section 1408.   Final Distribution........................................................................      94

Section 1409.   Termination Distributions.................................................................      95
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Section 1410.   Supplemental Credit Enhancement Provider and Supplemental Liquidity Provider as
                Third-Party Beneficiary ..................................................................      95
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

                                    EXHIBITS

EXHIBIT A       [FORM OF] PAYMENT INSTRUCTIONS

EXHIBIT B       [FORM OF] MONTHLY NOTEHOLDERS' STATEMENT

EXHIBIT C       [FORM OF] INVESTMENT LETTER

EXHIBIT D-1     [FORM OF] CLEARANCE SYSTEM CERTIFICATE TO BE GIVEN TO THE
                INDENTURE TRUSTEE BY EUROCLEAR OR CLEARSTREAM, LUXEMBOURG FOR
                DELIVERY OF DEFINITIVE NOTES IN EXCHANGE FOR A PORTION OF A
                TEMPORARY GLOBAL NOTE

EXHIBIT D-2     [FORM OF] CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR
                CLEARSTREAM, LUXEMBOURG BY [-] WITH RESPECT TO REGISTERED NOTES
                SOLD TO QUALIFIED INSTITUTIONAL BUYERS

EXHIBIT D-3     [FORM OF] CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR
                CLEARSTREAM, LUXEMBOURG BY A BENEFICIAL OWNER OF NOTES, OTHER
                THAN A QUALIFIED INSTITUTIONAL BUYER

                 RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                      ACT OF 1939 AND INDENTURE PROVISIONS*

Trust Indenture
   Act Section                                                        Indenture Section
   -----------                                                        -----------------
310(a)(1)...................................................              6.11
   (a)(2)...................................................              6.11
   (a)(3)...................................................              6.10
   (a)(4)...................................................          Not Applicable
   (a)(5)...................................................              6.11
   (b)......................................................              6.08, 6.11
   (c)......................................................          Not Applicable
311(a)......................................................              6.12
   (b)......................................................              6.12
   (c)......................................................          Not Applicable
312(a)......................................................              7.01, 7.02(a)
   (b)......................................................              7.02(b)
   (c)......................................................              7.02(c)
313(a)......................................................              7.04
   (b)......................................................              7.04
   (c)......................................................              7.03, 7.04
   (d)......................................................              7.04
314(a)......................................................              3.09, 7.03(a)
   (b)......................................................              3.06
   (c)(1)...................................................              2.11, 8.09(c), 12.01(a)
   (c)(2)...................................................              2.11, 8.09(c), 12.01(a)
   (c)(3)...................................................              2.11, 8.09(c), 12.01(a)
   (d)(1)...................................................              2.11, 8.09(c), 12.01(b)
   (d)(2)...................................................          Not Applicable
   (d)(3)...................................................          Not Applicable
   (e)......................................................             12.01(a)
315(a)......................................................              6.01(b)
   (b)......................................................              6.02
   (c)......................................................              6.01(c)
   (d)......................................................              6.01(d)
   (d)(1)...................................................              6.01(d)
   (d)(2)...................................................              6.01(d)
   (d)(3)...................................................              6.01(d)
   (e)......................................................              5.14
316(a)(1)(A)................................................              5.12
316(a)(1)(B)................................................              5.13
316(a)(2)...................................................          Not Applicable
316(b)......................................................              5.08
317(a)(1)...................................................              5.04
317(a)(2)...................................................              5.04(d)
317(b)......................................................              5.04(a)
318(a)......................................................             12.07
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* This reconciliation and tie shall not, for any purpose be part of the within indenture.


            THIS INDENTURE between NATIONAL CITY CREDIT CARD MASTER NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the "Issuer"), having its principal office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, and THE BANK OF NEW YORK, a New York banking corporation, in its capacity as Indenture Trustee (the "Indenture Trustee"), is made and entered into as of August 23, 2005.

                             RECITALS OF THE ISSUER

            The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Notes to be issued in one or more fully registered Series, Classes or Tranches.

            All things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

                                 GRANTING CLAUSE

            The Issuer hereby grants to the Indenture Trustee for the benefit and security of (a) the Noteholders and (b) the Indenture Trustee, in its individual capacity (the "Secured Party"), a security interest in all of the Issuer's right, title and interest, whether now owned or hereafter acquired, in and to:

            (i)   the Collateral Certificate;

            (ii)  any Issuer Account;

            (iii) all Sub-Accounts in any Issuer Account;

            (iv) all investment property, money and other property held in or through any Issuer Account;

            (v) all rights of enforcement against any of the representations and warranties made by the Beneficiary pursuant to the Trust Agreement;

            (vi) all present and future claims, demands, causes of and choses in action in respect of any of the foregoing and all interest, principal, payments and distributions of any nature or type on any of the foregoing;

            (vii) all accounts, general intangibles, chattel paper, instruments, documents, goods, money, investment property, deposit accounts, certificates of deposit, letters of credit, letter-of-credit rights and advices of credit consisting of, arising from, or relating to any of the foregoing; and

            (viii) all proceeds of the foregoing.

            The collateral described above is referred to as the "Collateral." The Security Interest in the Collateral is granted to secure the Notes (and the obligations under this Indenture, the related Indenture Supplement) equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, except as otherwise expressly provided in this Indenture, or in the Indenture Supplement which establishes any Series, Class or Tranche of Notes, and to secure (i) the payment of all amounts due on such Notes in accordance with their terms, (ii) the payment of all other sums payable by the Issuer under this Indenture or any Indenture Supplement relating to such secured Notes, and (iii) compliance by the Issuer with the provisions of this Indenture or any Indenture Supplement relating to such Notes. This Indenture, as it may be supplemented from time to time, is a Security Agreement within the meaning of such term under the UCC.

            The Indenture Trustee acknowledges the grant of such Security Interest, and accepts the Collateral in trust hereunder in accordance with the provisions hereof and agrees to perform the duties herein to the end that the interests of the Noteholders may be adequately and effectively protected.

            Particular Notes, Supplemental Credit Enhancement Agreements and Supplemental Liquidity Agreements will benefit from the Security Interest to the extent (and only to the extent) proceeds of and distributions on the Collateral are allocated for their benefit pursuant to this Indenture and the applicable Indenture Supplement.

                            AGREEMENTS OF THE PARTIES

            To set forth or to provide for the establishment of the terms and conditions upon which the Notes are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Notes by the Holders thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders of the Notes or of a Series, Class or Tranche thereof, as the case may be:

                                LIMITED RECOURSE

            The obligation of the Issuer to make payments of principal, interest and other amounts on the Notes and to make payments in respect of Supplemental Credit Enhancement Agreements and Supplemental Liquidity Agreements is limited in recourse as set forth in Sections 711, 1402 and 1403.

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

            Section 101. Definitions. For all purposes of this Indenture and of any Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

            1. the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            2. all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act or in the Series 2005-CC Supplement, either directly or by reference therein, have the meanings assigned to them therein;

            3. all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

            4. all references in this Indenture to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Indenture. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

            5. "including" and words of similar import will be deemed to be followed by "without limitation."

            "Act," when used with respect to any Noteholder, has the meaning specified in Section 104(a).

            "Action," when used with respect to any Noteholder, has the meaning specified in Section 104(a).

            "Adjusted Outstanding Dollar Principal Amount" means at any time with respect to any Series, Class or Tranche of Notes, an amount determined in accordance with the related Indenture Supplement.

            "Administrator" means National City, in its capacity as administrator under the Administration Agreement dated as of August 23, 2005, between National City, as Administrator, and the Issuer.

            "Adverse Effect" means, whenever used in this Indenture with respect to any Series, Class or Tranche of Notes with respect to any Action, that such Action will at the time of its occurrence (a) result in the occurrence of an Early Redemption Event or Event of Default relating to such Series, Class or Tranche of Notes, as applicable, (b) adversely affect the amount of funds available to be distributed to the Noteholders of any such Series, Class or Tranche of Notes pursuant to this Indenture or the timing of such distributions, or (c) adversely affect in any material respect the Security Interest of the Indenture Trustee in the Collateral securing the Outstanding Notes unless otherwise permitted by this Indenture.

            "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Authenticating Agent" means any Person authorized by the Indenture Trustee to authenticate Notes under Section 814.

            "Available Principal Amounts" (i) with respect to all Series of Notes, means the amount of Available Principal Collections (as defined in the Series 2005-CC Supplement) which are payable to the Issuer pursuant to Section 4.02(b)(i) or Section 4.02(c) of the Series 2005-CC Supplement and (ii) with respect to any Series of Notes, has the meaning specified in the related Indenture Supplement.

            "Beneficiary" has the meaning specified in the Trust Agreement.

            "Business Day," unless otherwise specified in the Indenture Supplement for any Series, Class or Tranche of Notes, has the meaning specified in the Pooling and Servicing Agreement.

            "Certificate of Authentication" means the certificate of authentication of the Indenture Trustee, the form of which is described in
Section 203, or the alternative certificate of authentication of the Authenticating Agent, the form of which is described in Section 814.

            "Class" means, with respect to any Note, the class, if any, specified in the applicable Indenture Supplement.

            "Collateral" has the meaning specified in the Granting Clause.

            "Collateral Certificate" means the Series 2005-CC Certificate issued pursuant to the Pooling and Servicing Agreement and the Series 2005-CC Supplement, as amended, supplemented, restated or otherwise modified from time to time.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

            "Corporate Trust Office" means the principal office of the Indenture Trustee in New York, New York at which at any particular time its corporate trust business will be principally administered, which office at the date hereof is located at 101 Barclay Street, New York, New York 10286, Attention: Asset Backed Securities Unit.

            "Credit Enhancement" means, with respect to any Series, Class or Tranche of Notes, the subordination, the cash collateral guaranty or account, collateral interest, letter of credit, surety bond, insurance policy, spread account, reserve account, cross-support feature or any other contract or agreement for the benefit of the Noteholders of such Series, Class or Tranche as designated in the applicable Indenture Supplement.

            "Credit Enhancement Provider" means, with respect to any Series, Class or Tranche of Notes, the Person, if any, designated as such in the related Indenture Supplement.

            "Daily Principal Amount" means, for any day during any Monthly Period on which Collections of Principal Receivables are processed pursuant to
Section 4.01 of the Series 2005-CC Supplement, for any Series, Class or Tranche of Notes, an amount equal to the product of (a) the aggregate amount allocated to Series 2005-CC pursuant to Section 4.01(a)(ii) or 4.01(b)(ii) of the Series 2005-CC Supplement and (b) the percentage equivalent of a fraction, the numerator of which is the Principal Allocation Amount for such Series, Class or Tranche of Notes for such day and the denominator of which is the Principal Allocation Amount for all Series of Notes for such day.

            "Depository" means a U.S. Depository or a Foreign Depository, as the case may be.

            "Distribution Date" has the meaning specified in the Series 2005-CC Supplement.

            "Dollar," "$" or "U.S. $" means United States dollars.

            "Early Redemption Event" has the meaning specified in Section 1201.

            "Eligible Investments" means, unless otherwise provided in the Indenture Supplement with respect to any Series of Notes:

            (a) instruments, investment property or other property consisting of:

            (i) obligations of or fully guaranteed by the United States of America;

            (ii) time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign depository institutions or trust companies) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the Indenture Trustee's investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits of such depository institution or trust company shall have a credit rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively, and, if rated by Fitch, F1+ from Fitch;

            (iii) commercial paper (including but not limited to asset backed commercial paper) having, at the time of the Indenture Trustee's investment or contractual commitment to invest therein, a rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively, and, if rated by Fitch, F1+ from Fitch;

            (iv) bankers' acceptances issued by any depository institution or trust company described in clause (a)(ii) above; and

            (v) investments in money market funds rated AAA-m or AAA-mg by Standard & Poor's and Aaa by Moody's or otherwise approved in writing by each Note Rating Agency;

            (b) demand deposits in the name of the Indenture Trustee in any depository institution or trust company referred to in clause (a)(ii) above;

            (c) uncertificated securities that are registered in the name of the Indenture Trustee upon books maintained for that purpose by the Issuer thereof and identified on books maintained for that purpose by the Indenture Trustee as held for the benefit of the Noteholders, and consisting of shares of an open end diversified investment company which is registered under the Investment Company Act, and which (i) invests its assets exclusively in obligations of or guaranteed by the United States of America or any instrumentality or agency thereof having in each instance a final maturity date of less than one year from their date of purchase or other Eligible Investments,
(ii) seeks to maintain a constant net asset value per share, (iii) has aggregate net assets of not less than $100,000,000 on the date of purchase of such shares and (iv) with respect to which each Note Rating Agency confirms in writing that such investment will not cause a Ratings Effect; and

            (d) any other investment if each Note Rating Agency confirms in writing that such investment will not cause a Ratings Effect.

            "Entity" means any Person other than an individual or government (including any agency or political subdivision thereof).

            "Event of Default" has the meaning specified in Section 701.

            "Excess Finance Charge Amounts Sharing Group" means all Excess Finance Charge Amounts Sharing Series that have the same Excess Finance Charge Amounts Sharing Group designation.

            "Excess Finance Charge Amounts Sharing Series" means a Series that, pursuant to the Indenture Supplement therefore, will share certain excess Finance Charge Amounts with other Series in the same Excess Finance Charge Amounts Sharing Group, as more specifically set forth in such Indenture Supplement.

            "Excess Principal Amounts Sharing Group" means all Excess Principal Amounts Sharing Series that have the same Excess Principal Amounts Sharing Group designation.

            "Excess Principal Amounts Sharing Series" means a Series that, pursuant to the Indenture Supplement therefore, will share certain excess Available Principal Amounts with other Series in the same Excess Principal Amounts Sharing Group, as more specifically set forth in such Indenture Supplement.

            "Exchange Date" means, with respect to any Series, Class or Tranche of Notes, the latest of:

            (a) in the case of exchanges of beneficial interests in Temporary Global Notes for beneficial interests in Permanent Global Notes in registered form, any date that is after the related issuance date; and

            (b) the earliest date on which such an exchange of a beneficial interest in a Temporary Global Note for a beneficial interest in a Permanent Global Note is permitted by applicable law.

            "FDIC" means the Federal Deposit Insurance Corporation or any successor thereto.

            "Federal Bankruptcy Code" means Title 11 of the United States Code, as amended from time to time.

            "Finance Charge Allocation Amount" means, on any date of determination during any Monthly Period for any Tranche, Class or Series of Notes (exclusive of (a) any Notes within such Tranche, Class or Series which will be paid in full during such Monthly Period, and (b) any Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period), an amount equal to the Nominal Liquidation Amount for such Tranche, Class or Series, as applicable, as of the last day of the preceding Monthly Period.

            "Finance Charge Amounts" (i) with respect to all Series of Notes, means the amount of Available Funds (as defined in the Series 2005-CC Supplement) which are payable to the Issuer pursuant to Section 4.02(a) of the Series 2005-CC Supplement and (ii) with respect to any Series of Notes, has the meaning specified in the related Indenture Supplement.

            "Fitch" means Fitch, Inc., or any successor thereto.

            "Foreign Depository" means the Person specified in the applicable Indenture Supplement, in its capacity as depository for the accounts of any clearing agencies located outside the United States.

            "Global Note" means any Note issued pursuant to Section 204.

            "group" means any one or more Series of Notes which are specified as belonging to a common group (including any Excess Finance Charge Amounts Sharing Group, Reallocation Group or any group established by an Indenture Supplement) in the applicable Indenture Supplement. A particular Series may be included in more than one group if the Indenture Supplement for such Series so provides.

            "Holder," when used with respect to any Note, means a Noteholder.

            "Indenture" or "this Indenture" means this Indenture as amended, supplemented, restated or otherwise modified from time to time by one or more indentures supplemental hereto, including by Indenture Supplements for the issuance of Series of Notes, entered into pursuant to the applicable provisions hereof.

            "Indenture Supplement" means, with respect to any Series of Notes, a supplement to this Indenture, executed and delivered in conjunction with the issuance of such Notes pursuant to Section 301, together with any applicable Terms Document for any Classes or Tranches of Notes belonging to such related to such Indenture Supplement, and any amendment or supplement to any such Indenture Supplement executed pursuant to Section 1001 or 1002, and, in either case, including all amendments thereof and supplements thereto.

            "Indenture Trustee" means the Person named as the Indenture Trustee in the first paragraph of this Indenture until a successor Indenture Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" means and includes each Person who is then an Indenture Trustee hereunder. If at any time there is more than one such Person, "Indenture Trustee" as used with respect to the Notes of any Series, Class or Tranche means the Indenture Trustee with respect to Notes of that Series, Class or Tranche.

            "Indenture Trustee Authorized Officer," when used with respect to the Indenture Trustee, means any officer within the corporate trust department of the Indenture Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Indenture Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

            "Initial Dollar Principal Amount" means with respect to any Outstanding Series, Class or Tranche of Notes, the amount determined in accordance with the applicable Indenture Supplement.

            "Interest-bearing Note" means a Note that bears interest at a stated or computed rate on the principal amount thereof.

            "Interest Payment Date" means, with respect to any Series, Class or Tranche of Notes, the scheduled due date of any payment of interest on such Notes, as specified in the applicable Indenture Supplement, or if such day is not a Business Day, the next following Business Day, unless such day is in the next calendar month, in which case the Interest Payment Date, unless otherwise specified in the related Indenture Supplement, will be the last Business Day of the current calendar month; provided, however, that upon the acceleration of such Series, Class or Tranche of Notes following an Event of Default or upon the occurrence of an Early Redemption Event, or other optional or mandatory redemption of such Series, Class or Tranche of Notes, each Distribution Date will be an Interest Payment Date.

            "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

            "Invested Amount" has the meaning specified in the Series 2005-CC Supplement.

            "Investor Certificate" has the meaning specified in the Pooling and Servicing Agreement.

            "Investor Certificateholder" has the meaning specified in the Pooling and Servicing Agreement.

            "Investment Company Act" means the Investment Company Act of 1940, as amended.

            "Issuer" has the meaning specified in the first paragraph of this Indenture.

            "Issuer Account" has the meaning specified in Section 402(a).

            "Issuer Authorized Officer" means (a) an authorized signatory of the Owner Trustee, or (b) the chairman or vice-chairman of the board of directors, chairman or vice-chairman of the executive committee of the board of directors, the president, any vice-president, the secretary, any assistant secretary, the treasurer, or any assistant treasurer, in each case of the Beneficiary or the Administrator, or any other officer or employee of the Beneficiary or the Administrator who is authorized to act on behalf of the Issuer.

            "Issuer Certificate" means a certificate (including an Officer's Certificate) signed in the name of an Issuer Authorized Officer, or the Issuer by an Issuer Authorized Officer and, in each case delivered to the Indenture Trustee relating to, among other things, the issuance of a new Series, Class or Tranche of Notes. Wherever this Indenture or any Indenture Supplement requires that an Issuer Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Indenture or such Indenture Supplement, as applicable) may be an employee of the Issuer, the Owner Trustee or the Beneficiary.

            "Issuer Tax Opinion" means, with respect to any Action, an Opinion of Counsel to the effect that, for United States federal income tax purposes, subject to customary qualifications (a) such Action will not adversely affect the tax characterization as debt of any Outstanding Series, Class or Tranche of Notes that were characterized as debt at the time of their issuance, (b) following such Action the Issuer will not be treated as an association (or publicly traded partnership) taxable as a corporation, (c) such Action will not cause or constitute an event in which gain or loss would be recognized by any Holder of any such Notes, and (d) except as provided in the related Indenture Supplement, where such Action is the issuance of a Series, Class or Tranche of Notes, following such Action such Series, Class or Tranche of Notes will be properly characterized as debt.

            "Legal Maturity Date" means, with respect to a Series, Class or Tranche of Notes, the date specified in the related Indenture Supplement as the fixed date on which the principal of such Series, Class or Tranche of Notes is due and payable.

            "Majority Holders" means, with respect to any Series, Class or Tranche of Notes or all Outstanding Notes, the Holders of greater than 50% in Outstanding Dollar Principal Amount of the Outstanding Notes of that Series, Class or Tranche or of all Outstanding Notes, as the case may be.

            "Master Trust" means National City Credit Card Master Trust, established pursuant to the Pooling and Servicing Agreement.

            "Master Trust Tax Opinion" means, with respect to any Action, an Opinion of Counsel to the effect that, for Federal income tax purposes, subject to customary qualifications, (a) such Action will not adversely affect the tax characterization as debt of the Investor Certificates, as defined in the Pooling and Servicing Agreement, of any outstanding Series or Class under the Master Trust that were characterized as debt at the time of their issuance, (b) following such Action the Master Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation and (c) such Action will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder, as defined in the Pooling and Servicing Agreement.

            "Monthly Noteholders' Statement" means a report substantially in the form of Exhibit B, as the same may be amended or supplemented as set forth in the related Indenture Supplement.

            "Monthly Period" has the meaning specified in the Pooling and Servicing Agreement.

            "Monthly Principal Payment" means, with respect to any Series of Notes, an amount, not less than zero, equal to (a) the Targeted Principal Deposit Amount, plus (b) the Reallocated Principal Amount, minus (c) Reallocated Finance Charge Amounts, each with respect to such Series of Notes for such Monthly Period.

            "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

            "National City" means National City Bank, a national banking association, and its successors and assigns.

            "Nominal Liquidation Amount" means, with respect to any Outstanding Series, Class or Tranche of Notes, an amount determined in accordance with the applicable Indenture Supplement.

            "Note" or "Notes" means any note or notes of any Series, Class or Tranche authenticated and delivered from time to time under this Indenture.

            "Note Accumulation Period" means, with respect to any Series, Class or Tranche of Notes, the period commencing on the first day of the Monthly Period for which there is a Targeted Principal Deposit Amount with respect to such Series, Class or Tranche of Notes and ending on the last day of the Monthly Period preceding the next following Monthly Period for which there is no Targeted Principal Deposit Amount with respect to such Series, Class or Tranche of Notes; provided, however, that, with respect to any Tranche of Notes which has been accelerated following an event of default, has had an early redemption event or will be partially redeemed during a partial or limited amortization, the related Note Accumulation Period will commence on the effective date of such acceleration, early redemption event or partial or limited amortization period.

            "Note Owner" means the beneficial owner of an interest in a Global Note.

            "Note Rating Agency" means, with respect to any Outstanding Series, Class or Tranche of Notes, each nationally recognized statistical rating organization selected by the Issuer to rate such Notes, as specified in the related Indenture Supplement.

            "Note Register" has the meaning specified in Section 305.

            "Note Registrar" means the Person who keeps the Note Register specified in Section 305.

            "Noteholder" means a Person in whose name a Note is registered in the Note Register.

            "Officer's Certificate" means a certificate signed by an Issuer Authorized Officer and delivered to the Indenture Trustee. Wherever this Indenture or any Indenture Supplement requires that an Officer's Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Indenture or such Indenture Supplement, as applicable) may be an employee of the Issuer or the Beneficiary.

            "Opinion of Counsel" means a written opinion of counsel, reasonably acceptable to the Indenture Trustee, who may, without limitation, and except as otherwise expressly provided in this Indenture, be an employee of or of counsel to the Issuer, the Beneficiary or any of their Affiliates.

            "Outstanding" means, with respect to all Notes, and with respect to a Note or the Notes of any Series, Class or Tranche, as of the date of determination, all such Notes theretofore authenticated and delivered under this Indenture, except:

            (a) any Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation, or canceled by the Issuer and delivered to the Indenture Trustee pursuant to Section 309;

            (b) any Notes for which full payment (including principal and interest) or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given if required pursuant to this Indenture, the related Indenture Supplement, or provision therefore satisfactory to the Indenture Trustee has been made;

            (c) any Notes which are cancelled pursuant to Section 603; and

            (d) any Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, or which will have been paid pursuant to the terms of Section 306 (except with respect to any such Note as to which proof satisfactory to the Indenture Trustee is presented that such Note is held by a Person in whose hands such Note is a legal, valid and binding obligation of the Issuer).

For purposes of determining the amounts of deposits, allocations, reallocations or payments to be made, unless the context clearly requires otherwise, references to "Notes" will be deemed to be references to "Outstanding Notes." In determining whether the Holders of the requisite principal amount of such Outstanding Notes have taken any Action hereunder, and for purposes of Section 904, Notes beneficially owned by the Issuer or National City or any Affiliate of the Issuer or National City will be disregarded and deemed not to be Outstanding. In determining whether the Indenture Trustee will be protected in relying upon any such Action, only Notes which an Indenture Trustee Authorized Officer actually knows to be owned by the Issuer or National City or any Affiliate of the Issuer or National City will be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee proves to the satisfaction of the Indenture Trustee the pledgee's right to act as owner with respect to such Notes and that the pledgee is not the Issuer, National City or any other obligor upon the Notes or any Affiliate of the Issuer, National City or such other obligor.

            "Outstanding Dollar Principal Amount" means, with respect to any Outstanding Series, Class or Tranche of Notes, an amount determined in accordance with the applicable Indenture Supplement.

            "Owner Trustee" means Wilmington Trust Company, not in its individual capacity but solely as owner trustee of the Issuer, and each of its successors and assigns.

            "Paying Agent" means any Person authorized by the Issuer to pay the principal of or interest on any Notes on behalf of the Issuer as provided in
Section 1102 hereof.

            "Payment Date" means, with respect to any Series, Class or Tranche of Notes, the applicable Principal Payment Date or Interest Payment Date.

            "Payment Instruction" means an instruction substantially in the form of Exhibit A, or such other form as the Issuer may determine, as the same may be amended or supplemented as set forth in the related Indenture Supplement.

            "Permanent Global Note" has the meaning specified in Section 205.

            "Person" means any individual, corporation, estate, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, business trust, statutory trust, trust, unincorporated organization, government or any agency or political subdivision thereof, or other entity of a similar nature.

            "Place of Payment" means, with respect to any Series, Class or Tranche of Notes issued hereunder, the city or political subdivision so designated with respect to such Series, Class or Tranche of Notes in accordance with the provisions of Section 301.

            "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of June 1, 1995, as amended and restated as of July 1, 2000, between National City, as Seller and Servicer, and The Bank of New York (Delaware), as trustee, as amended, restated and supplemented from time to time.

            "Predecessor Notes" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in lieu of a mutilated, lost, destroyed or stolen Note will be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

            "Principal Allocation Amount" shall mean, on any date of determination during any Monthly Period for any Tranche, Class or Series of Notes (exclusive of (x) any Notes within such Tranche, Class or Series which will be paid in full during such Monthly Period and (y) any Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period), an amount equal to the sum of (a) for any Notes within such Tranche, Class or Series of Notes in a Note Accumulation Period, the sum of the Nominal Liquidation Amounts for such Notes as of the close of business on the day prior to the commencement of the most recent Note Accumulation Period for such Notes, and (b) for all other Notes Outstanding within such Tranche, Class or Series of Notes, (i) the sum of the Nominal Liquidation Amounts for such Notes, each as of the close of business on the last day of the immediately preceding Monthly Period (or, with respect to the first Monthly Period for any such Series, Class or Tranche of Notes, the Initial Dollar Principal Amount of such Notes), plus (ii) the aggregate amount of any increases in the Nominal Liquidation Amount of such Notes as a result of the issuance of additional Notes in an Outstanding Series, Class or Tranche of Notes, during such Monthly Period on or prior to such date.

            "Principal Payment Date" means, with respect to any Series, Class or Tranche of Notes, each Scheduled Principal Payment Date, or upon the acceleration of such Series, Class or Tranche of Notes following an Event of Default or upon the occurrence of an Early Redemption Event, or other optional or mandatory redemption of such Series, Class or Tranche of Notes, each Distribution Date.

            "Qualified Account" means either (a) a segregated account (including a securities account) with a Qualified Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Note Rating Agency in one of its generic rating categories which signifies investment grade.

            "Qualified Institution" means (a) a depository institution, which may include the Indenture Trustee or the Owner Trustee (so long as it is a paying agent under the Indenture), organized under the laws of the United States of America or any one of the States thereof or the District of Columbia, the deposits in which are insured by the FDIC and which at all times (i) has either
(x) a long-term unsecured debt rating of A2 or better by Moody's or (y) a certificate of deposit rating of P-1 by Moody's, (ii) has either (x) a long-term unsecured debt rating of AAA by Standard & Poor's or (y) a certificate of deposit rating of A-l+ by Standard & Poor's and (iii) has either (x) if such institution is rated by Fitch, a long-term unsecured debt rating of F1+ by Fitch or (y) a certificate of deposit rating of F1 by Fitch, or (b) a depository institution acceptable to each Note Rating Agency.

            "Ratings Effect" means a reduction, qualification with negative implications or withdrawal by a Note Rating Agency of any then-current rating of the Notes with respect to which it is a Note Rating Agency (other than as a result of the termination of a Note Rating Agency).

            "Reallocated Finance Charge Amounts" means, with respect to any Series of Notes for any Monthly Period, the aggregate amount of Series Finance Charge Amounts to be deposited into a principal funding account, paid to Noteholders or otherwise treated as Series Available Principal Amounts on the related Transfer Date pursuant to the related Indenture Supplement.

            "Reallocated Principal Amount" means, with respect to any Series of Notes for any Monthly Period, the aggregate amount of Available Principal Amounts for such Series to be deposited into an interest funding account, paid to the Servicer as a portion of the Monthly Servicing Fee (as such term is defined in the Series 2005-CC Supplement) or otherwise treated as Finance Charge Amounts for such Series on the related Transfer Date pursuant to the related Indenture Supplement; provided however, that the Reallocated Principal Amount for any Series of Notes for any Monthly Period shall not exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for the Subordinated Notes of such Series of Notes.

            "Receivable" has the meaning specified in the Pooling and Servicing Agreement.

            "Record Date" for the interest or principal payable on any Note on any applicable Payment Date means the last day of the calendar month before the related Interest Payment Date or Principal Payment Date, as applicable, unless otherwise specified in the applicable Indenture Supplement.

            "Scheduled Principal Payment Date" means, with respect to any Series, Class or Tranche of Notes, the scheduled due date of any payment of principal on such Notes, as specified in the related Indenture Supplement, or if such day is not a Business Day, the next following Business Day, unless such day is in the next calendar month, in which case such Scheduled Principal Payment Date, unless otherwise specified in the related Indenture Supplement, will be the last Business Day of the current calendar month.

            "Secured Party" is defined in the Granting Clause.

            "Securities Act" means the Securities Act of 1933, as amended from time to time.

            "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

            "Security Interest" means the security interest granted pursuant to the Granting Clause.

            "Seller" means National City in its capacity as Seller under the Pooling and Servicing Agreement.

            "Senior Class," with respect to a Class of Notes of any Series, has the meaning specified in the related Indenture Supplement.

            "Senior Notes" means Notes of a Senior Class of a Series.

            "Series" means, with respect to any Note, the Series specified in the applicable Indenture Supplement.

            "Series 2005-CC Supplement" means the Series 2005-CC Supplement to the Pooling and Servicing Agreement, dated as of August 23, 2005, as amended, supplemented, restated or otherwise modified from time to time.

            "Servicer" has the meaning specified in the Pooling and Servicing Agreement.

            "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

            "Stated Principal Amount," with respect to any Note, has the meaning specified in the related Indenture Supplement or Terms Document.

            "Sub-Account" means each portion of an Issuer Account designated as such pursuant to the related Indenture Supplement or Terms Document.

            "Subordinated Class," with respect to a Class of Notes of any Series, has the meaning specified in the related Indenture Supplement.

            "Subordinated Notes" means Notes of a Subordinated Class of a Series.

            "Supplemental Credit Enhancement Agreement" means a letter of credit, cash collateral account, surety bond, derivative agreement or other similar arrangement with any credit enhancement provider which provides the benefit of one or more forms of credit enhancement which is referenced in the applicable Indenture Supplement for any Series, Class or Tranche of Notes.

            "Supplemental Credit Enhancement Provider" means any party to any Supplemental Credit Enhancement Agreement other than the Issuer or the Indenture Trustee.

            "Supplemental Liquidity Agreement" means any liquidity facility or other liquidity agreement which provides the benefit of liquidity for any Series, Class or Tranche of Notes which is referenced in the applicable Indenture Supplement for such Series, Class or Tranche of Notes.

            "Supplemental Liquidity Provider" means any party to any Supplemental Liquidity Agreement other than the Issuer or the Indenture Trustee.

            "Targeted Interest Deposit Amount," for each Series, Class or Tranche of Notes, is defined in the related Indenture Supplement.

            "Targeted Principal Deposit Amount," for each Series, Class or Tranche of Notes, is defined in the related Indenture Supplement

            "Temporary Global Note" has the meaning specified in Section 205.

            "Terms Document" means, with respect to any, Class or Tranche of any Series of Notes, the Issuer Certificate or a supplement to the Indenture Supplement that establishes such Class or Tranche.

            "Tranche" means, with respect to any Class of Notes, Notes of such Class which have identical terms, conditions and Tranche designation. Notes of a single Tranche may be issued on different dates.

            "Transfer Date" is defined in the Pooling and Servicing Agreement.

            "Trust Agreement" means the Amended and Restated Trust Agreement of the Issuer, dated as of August 23, 2005, between National City, as Beneficiary and as Transferor, and Wilmington Trust Company, as Owner Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time.

            "Trust Estate" is defined in the Trust Agreement.

            "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this Indenture was executed except as provided in Section 1005.

            "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction.

            "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States of America, any one of the states thereof, the District of Columbia or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

            "U.S. Depository" means, unless otherwise specified by the Issuer pursuant to any of Section 204, 206, or 301, with respect to Notes of any Series, Class or Tranche issuable or issued as a Global Note, within the United States, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act, or other applicable statute or regulation.

            "Weighted Average Finance Charge Allocation Percentage" means, for any Monthly Period, for each Series of Notes, a fraction, expressed as a percentage, the numerator of which is the sum of the Finance Charge Allocation Amounts for such Series as of the end of each day during such Monthly Period and the denominator of which is the sum of the Finance Charge

Allocation Amounts for all Series of Notes as of the close of business on each day during such Monthly Period.

            "Weighted Average Principal Allocation Percentage" means, for any Monthly Period, for each Series of Notes, a fraction, expressed as a percentage, the numerator of which is the sum of the Principal Allocation Amounts for such Series as of the end of each day during such Monthly Period and the denominator of which is the sum of the Principal Allocation Amounts for all Series of Notes as of the close of business on each day during such Monthly Period.

            Section 102. Compliance Certificates and Opinions. Upon any application or request by the Issuer to the Indenture Trustee to take any Action under any provision of this Indenture, the Issuer will furnish to the Indenture Trustee (i), if requested by the Indenture Trustee, an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed Action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Notwithstanding the provisions of Section 310 and of the preceding paragraph, if all Notes of a Class or Tranche are not to be originally issued at one time, it will not be necessary to deliver the Issuer Certificate otherwise required pursuant to Section 310 or the Officer's Certificate and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or before the time of authentication of each Note of such Tranche if such documents are delivered at or prior to the authentication upon original issuance of the first Note of such Tranche to be issued.

            The Indenture Trustee may conclusively rely, as to authorization by the Issuer of any Class or Tranche of Notes, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Section 310 and this Section, as applicable, in connection with the first authentication of Notes of such Class or Tranche.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for the written statement required by Section 1104) will include:

            (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (c) a statement that such individual has made such examination or investigation as is necessary to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            Section 103. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, one or more specified Persons, one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the Issuer knows, or in the exercise of reasonable care should know, that such certificate, opinion or representations are erroneous. Any such certificate or opinion of, or representation by, counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that such certificate, opinion or representations are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Section 104. Acts of Noteholders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action (each, an "Action") provided by this Indenture to be given or taken by Noteholders of any Series, Class or Tranche may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such Action will become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments and any such record (and the Action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments and so voting at any meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Note, will be sufficient for any purpose of this Indenture and (subject to Section 801) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 104. The record of any meeting of Noteholders shall be proved in the manner provided in
Section 904.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit will also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.

            (c) The ownership of Notes will be proved by the Note Register.

            (d) If the Issuer will solicit from the Holders any Action, the Issuer may, at its option, by an Officer's Certificate and consistent with the Trust Indenture Act, fix in advance a record date for the determination of Holders entitled to give such Action, but the Issuer will have no obligation to do so. If the Issuer does not so fix a record date, such record date will be the later of thirty (30) days before the first solicitation of such Action or the date of the most recent list of Noteholders furnished to the Indenture Trustee pursuant to Section 901 before such solicitation. Such Action may be given before or after the record date, but only the Holders of record at the close of business on the record date will be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Notes Outstanding have authorized or agreed or consented to such Action, and for that purpose the Notes Outstanding will be computed as of the record date; provided that no such authorization, agreement or consent by the Holders on the record date will be deemed effective unless it will become effective pursuant to the provisions of this Indenture not later than six months after the record date.

            (e) Any Action by the Holder of any Note will bind the Holder of every Note issued upon the transfer thereof or in exchange therefore or in lieu thereof, in respect of anything done or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon whether or not notation of such Action is made upon such Note.

            (f) Without limiting the foregoing, a Holder entitled hereunder to take any Action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Any notice given or Action taken by a Holder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Holders of each such different part.

            (g) Without limiting the generality of the foregoing, unless otherwise specified pursuant to Section 301 or pursuant to one or more Indenture Supplements, a Holder, including a Depository that is the Holder of a Global Note, may make, give or take, by a proxy or proxies duly appointed in writing, any Action provided in this Indenture to be made, given or taken by Holders, and a Depository that is the Holder of a Global Note may provide its proxy or proxies to the beneficial owners of interests in or security entitlements to any such Global Note through such Depository's standing instructions and customary practices.

            (h) The Issuer may fix a record date for the purpose of determining the Persons who are beneficial owners of interests in or security entitlements to any Global Note held by a Depository entitled under the procedures of such Depository to make, give or take, by a proxy or proxies duly appointed in writing, any Action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such Action, whether or not such Holders remain Holders after such record date. No such Action shall be valid or effective if made, given or taken more than 90 days after such record date.

            Section 105. Notices, etc., to Indenture Trustee and Issuer. Any Action of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (a) the Indenture Trustee by any Noteholder or by the Issuer will be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

            (b) the Issuer by the Indenture Trustee or by any Noteholder will be sufficient for every purpose hereunder (except as provided in Section 701(c)) if mailed, first-class postage prepaid, or sent via facsimile or electronic transmission, in each case in writing, to the Issuer addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Indenture Trustee by the Issuer.

            Section 106. Notices to Noteholders; Waiver.

            (a) Where this Indenture, any Indenture Supplement or any Note provides for notice to Noteholders of any event, such notice will be sufficiently given (unless otherwise herein, in such Indenture Supplement or in such Note expressly provided) if in writing and mailed, first-class postage prepaid, sent by facsimile, sent by electronic transmission or personally delivered to each Holder of a Note affected by such event, at such Noteholder's address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, facsimile, electronic transmission or delivery neither the failure to mail, send by facsimile, send by electronic transmission or deliver such notice, nor any defect in any notice so mailed, to any particular Noteholders will affect the sufficiency of such notice with respect to other Noteholders and any notice that is mailed, sent by facsimile, sent by electronic transmission or delivered in the manner herein provided shall conclusively have been presumed to have been duly given.

            Where this Indenture, any Indenture Supplement or any Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Noteholders will be filed with the Indenture Trustee, but such filing will not be a condition precedent to the validity of any Action taken in reliance upon such waiver.

            (b) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it will be impractical to mail notice of any event to any Holder of a Note when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as will be satisfactory to the Indenture Trustee and the Issuer will be deemed to be a sufficient giving of such notice.

            (c) With respect to any Series, Class or Tranche of Notes, the applicable Indenture Supplement may specify different or additional means of giving notice to the Holders of the Notes of such Series, Class or Tranche.

            (d) Where this Indenture provides for notice to any Note Rating Agency, failure to give such notice will not affect any other rights or obligations created hereunder and will not under any circumstance constitute an Adverse Effect.

            Section 107. Conflict with Trust Indenture Act. If qualification in accordance with the Trust Indenture Act has become effective as to this Indenture, then thereafter if and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision will control. If qualification in accordance with the Trust Indenture Act has become effective as to this Indenture, then thereafter if any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision will be deemed to apply to this Indenture as so modified or excluded, as the case may be.

            Section 108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

            Section 109. Successors and Assigns. All covenants and agreements in this Indenture by the Issuer will bind its successors and assigns, whether so expressed or not. All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors and co-trustees and the agents of the Indenture Trustee.

            Section 110. Severability of Provisions. In case any provision in this Indenture or in the Notes will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

            Section 111. Benefits of Indenture. Nothing in this Indenture or in any Notes, express or implied, will give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Note Registrar, Supplemental Credit Enhancement Providers and Supplemental Liquidity Providers (each to the extent specified in the applicable Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement, as applicable) and the Holders of the Notes (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

            Section 112. Governing Law. THIS INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN THE UNIFORM COMMERCIAL
CODE) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 113. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

            Section 114. Indenture Referred to in the Trust Agreement. This is the Indenture referred to in the Trust Agreement.

            Section 115. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                               [END OF ARTICLE I]

                                   ARTICLE II

                                   NOTE FORMS

            Section 201. Forms Generally. The Notes will have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or the applicable Indenture Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the Issuer, as evidenced by the Issuer's execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

            The definitive Notes will be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) or may be produced in any other manner, all as determined by the Issuer, as evidenced by the Issuer's execution of such Notes, subject, with respect to the Notes of any Series, Class or Tranche, to the rules of any securities exchange on which such Notes are listed.

            Section 202. Forms of Notes. Each Note will be in one of the forms approved from time to time by or pursuant to an Indenture Supplement. Before the delivery of a Note to the Indenture Trustee for authentication in any form approved by or pursuant to an Issuer Certificate, the Issuer will deliver to the Indenture Trustee the Issuer Certificate by or pursuant to which such form of Note has been approved, which Issuer Certificate will have attached thereto a true and correct copy of the form of Note which has been approved thereby or, if an Issuer Certificate authorizes a specific officer or officers of the Owner Trustee to approve a form of Note, a certificate of such officer or officers approving the form of Note attached thereto. Any form of Note approved by or pursuant to an Issuer Certificate must be acceptable as to form to the Indenture Trustee, such acceptance to be evidenced by the Indenture Trustee's authentication of Notes in that form or a certificate signed by an Indenture Trustee Authorized Officer and delivered to the Issuer.

            Section 203. Form of Indenture Trustee's Certificate of Authentication. The form of Indenture Trustee's Certificate of Authentication for any Note issued pursuant to this Indenture will be substantially as follows:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes of the Series, Class or Tranche designated therein referred to in the within-mentioned Indenture.

                                         THE BANK OF NEW YORK,
                                         as Indenture Trustee,

                                         By: ___________________________________
                                             Authorized Signatory

                                         Dated:_________________________________

            Section 204. Notes Issuable in the Form of a Global Note.

            (a) If the Issuer establishes pursuant to Sections 202 and 301 that the Notes of a particular Series, Class or Tranche are to be issued in whole or in part in the form of one or more Global Notes, then the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 303 and the Issuer Certificate delivered to the Indenture Trustee or its agent thereunder, authenticate and deliver, such Global Note or Notes, which, unless otherwise provided in the applicable Indenture Supplement (i) will represent, and will be denominated in an amount equal to the aggregate Stated Principal Amount of the Outstanding Notes of such Series, Class or Tranche to be represented by such Global Note or Notes, or such portion thereof as the Issuer will specify in an Issuer Certificate, (ii) will be registered in the name of the Depository for such Global Note or Notes or its nominee, (iii) will be delivered by the Indenture Trustee or its agent to the Depository or pursuant to the Depository's instruction, (iv) if applicable, will bear a legend substantially to the following effect: "Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein" and (v) may bear such other legend or legends as the Issuer, upon advice of counsel, deems to be applicable.

            (b) Notwithstanding any other provisions of this Section 204 or of
Section 305, and subject to the provisions of paragraph (c) below, unless the terms of a Global Note or the applicable Indenture Supplement expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part and in the manner provided in Section 305, only to a nominee of the Depository for such Global Note, or to the Depository, or a successor Depository for such Global Note selected or approved by the Issuer, or to a nominee of such successor Depository.

            (c) With respect to Notes issued within the United States, unless otherwise specified in the applicable Indenture Supplement, or with respect to Notes issued outside the United States, if specified in the applicable Indenture
Supplement:

                  (i) If at any time the Depository for a Global Note notifies the Issuer that it is unwilling or unable to continue as Depository for such Global Note or if at any time the Depository for the Notes for such Series, Class or Tranche ceases to be a clearing agency registered under the Securities Exchange Act, or other applicable statute or regulation, the Issuer will appoint a successor Depository with respect to such Global Note. If a successor Depository for such Global Note is not appointed by the Issuer within ninety (90) days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer will execute, and the Indenture Trustee or its agent, upon receipt of an Issuer Certificate requesting the authentication and delivery of individual Notes of such Series, Class or Tranche in exchange for such Global Note, will authenticate and deliver, individual Notes of such Series, Class or Tranche of like tenor and terms in an aggregate Stated Principal Amount equal to the Stated Principal Amount of the Global Note in exchange for such Global Note.

                  (ii) The Issuer may at any time and in its sole discretion determine that the Notes of any Series, Class or Tranche or portion thereof issued or issuable in the form of one or more Global Notes will no longer be represented by such Global Note or Notes. In such event the Issuer will execute, and the Indenture Trustee or its agent, upon receipt of a written request by the Issuer for the authentication and delivery of individual Notes of such Series, Class or Tranche in exchange in whole or in part for such Global Note, will authenticate and deliver individual Notes of such Series, Class or Tranche of like tenor and terms in definitive form in an aggregate Stated Principal Amount equal to the Stated Principal Amount of such Global Note or Notes representing such Series, Class or Tranche or portion thereof in exchange for such Global Note or Notes.

                  (iii) If specified by the Issuer pursuant to Sections 202 and 301 with respect to Notes issued or issuable in the form of a Global Note, the Depository for such Global Note may surrender such Global Note in exchange in whole or in part for individual Notes of such Series, Class or Tranche of like tenor and terms in definitive form on such terms as are acceptable to the Issuer and such Depository. Thereupon the Issuer will execute, and the Indenture Trustee or its agent, upon receipt of a written request by the Issuer for authentication and delivery of individual notes of such Series, Class or Tranche in exchange in whole or in part for such Global Note or Notes, will authenticate and deliver, without service charge, (A) to each Person specified by such Depository a new Note or Notes of the same Series, Class or Tranche of like tenor and terms in definitive form and of any authorized denomination as requested by such Person in aggregate Stated Principal Amount equal to and in exchange for such Person's beneficial interest in the Global Note; and (B) to such Depository a new Global Note of like tenor and terms and in an authorized denomination equal to the difference, if any, between the Stated Principal Amount of the surrendered Global Note and the aggregate Stated Principal Amount of Notes delivered to the Holders thereof.

                  (iv) If any Event of Default has occurred and is continuing with respect to such Global Notes, and not less than 50% of the Global Notes of that Series, Class or Tranche advise the Indenture Trustee and the Depository that a Global Note is no longer in the best interest of the Noteholders, the Holders of Global Notes of that Class or Tranche may exchange such Notes for individual Notes in definitive form.

                  (v) In any exchange provided for in any of the preceding four paragraphs, the Issuer will execute and the Indenture Trustee or its agent, upon receipt of a written request by the Issuer for authentication and delivery of individual notes of such Series, Class or Tranche in exchange in whole or in part for such Global Note or Notes, will authenticate and deliver individual Notes in definitive registered form in authorized denominations. Upon the exchange of the entire Stated Principal Amount of a Global Note for individual Notes, such Global Note will be canceled by the Indenture Trustee or its agent. Except as provided in the preceding paragraphs, Notes issued in exchange for a Global Note pursuant to this Section will be registered in such names and in such authorized denominations as the Depository for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, will instruct the Indenture Trustee or the Note Registrar in writing. The Indenture Trustee or the Note Registrar will deliver such Notes to the Persons in whose names such Notes are so registered.

            Section 205. Temporary Global Notes and Permanent Global Notes.

            (a) If specified in the applicable Indenture Supplement for any Series, Class or Tranche of Notes, all or any portion of a Global Note may initially be issued in the form of a single temporary global Note (with respect to such Series, Class or Tranche of Notes, the "Temporary Global Note"), without interest coupons, in the denomination of the entire aggregate principal amount of such Series, Class or Tranche and substantially in the form set forth in the exhibit with respect thereto attached to the applicable Indenture Supplement. The Temporary Global Note will be authenticated by the Indenture Trustee or its agent upon the same conditions, in substantially the same manner and with the same effect as the Notes in definitive form. The Temporary Global Note may be exchanged as described below or in the applicable Indenture Supplement for permanent global Notes (the "Permanent Global Notes").

            (b) Unless otherwise provided in the applicable Indenture Supplement, exchanges of beneficial interests in or security entitlements to Temporary Global Notes for beneficial interests in or security entitlements to Permanent Global Notes will be made as provided in this clause. The Beneficiary will, upon its determination of the date of completion of the distribution of the Notes of such Series, Class or Tranche, so advise the Indenture Trustee, the Issuer, the Foreign Depository, and each foreign clearing agency forthwith in writing. Without unnecessary delay, but in any event not prior to the Exchange Date, the Issuer will execute and deliver to the Indenture Trustee at the office of its designated agent outside the United States Permanent Global Notes in registered form (as specified in the applicable Indenture Supplement) in an aggregate principal amount equal to the aggregate principal amount of such Series, Class or Tranche of Notes. The Temporary Global Note may be exchanged for an equal aggregate principal amount of Permanent Global Notes only on or after the Exchange Date. A United States Person may exchange its beneficial interest in or security entitlement to the Temporary Global Note only for an equal aggregate principal amount of Permanent Global

Notes in registered form bearing the applicable legend set forth in the form of Note attached to the applicable Indenture Supplement and having a minimum denomination of $500,000, which may be in temporary form if the Issuer so elects. The Issuer may waive the $500,000 minimum denomination requirement if it so elects. Upon any demand for exchange for Permanent Global Notes in accordance with this clause, the Issuer will cause the Indenture Trustee or its agent to authenticate and deliver the Permanent Global Notes to the Holder, according to the instructions of the Holder, only upon presentation to the Indenture Trustee of a written statement substantially in the form of Exhibit D-1 (or such other form as the Issuer may determine) with respect to the Temporary Global Note, or portion thereof being exchanged, signed by a foreign clearing agency or Foreign Depository and dated on the Exchange Date or a subsequent date, to the effect that it has received in writing or by tested telex a certification substantially in the form of (i) in the case of beneficial ownership of the Temporary Global Note, or a portion thereof being exchanged, by a United States institutional investor pursuant to this clause, the certificate in the form of Exhibit D-2 (or such other form as the Issuer may determine) signed by the beneficial owner which sold the relevant Notes or (ii) in all other cases, the certificate in the form of Exhibit D-3 (or such other form as the Issuer may determine), the certificate referred to in this clause (ii) being dated on the earlier of the first payment of interest in respect of such Note and the date of the delivery of such Note in definitive form. Upon receipt of such certification, the Indenture Trustee will cause the Temporary Global Note to be endorsed in accordance with clause (d). Any exchange as provided in this Section will be made free of charge to the Holders and the beneficial owners of the Temporary Global Note and to the beneficial owners of the Permanent Global Note issued in exchange, except that a Person receiving the Permanent Global Note must bear the cost of insurance, postage, transportation and the like in the event that such Person does not receive such Permanent Global Note in person at the offices of a foreign clearing agency or Foreign Depository.

            (c) The delivery to the Indenture Trustee by a foreign clearing agency or Foreign Depository of any written statement referred to above may be relied upon by the Issuer and the Indenture Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to such foreign clearing agency or Foreign Depository pursuant to the terms of this Indenture.

            (d) Upon any such exchange of all or a portion of the Temporary Global Note for a Permanent Global Note or Notes, such Temporary Global Note will be endorsed by or on behalf of the Indenture Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Permanent Global Note or Notes. Until so exchanged in full, such Temporary Global Note will in all respects be entitled to the same benefits under this Indenture as Permanent Global Notes authenticated and delivered hereunder except that the beneficial owners of such Temporary Global Note will not be entitled to receive payments of interest on the Notes until they have exchanged their beneficial interests in or security entitlements to such Temporary Global Note for Permanent Global Notes.

            Section 206. Beneficial Ownership of Global Notes. Until definitive Notes have been issued to the applicable Noteholders pursuant to Section 204 or as otherwise specified in any applicable Indenture Supplement:

            (a) the Issuer and the Indenture Trustee may deal with the applicable clearing agency or Depository and the clearing agency's or Depository's participants for all purposes (including the making of distributions) as the authorized representatives of the respective Note Owners; and

            (b) the rights of the respective Note Owners will be exercised only through the applicable clearing agency or Depository and the clearing agency's or Depository's participants and will be limited to those established by law and agreements between such Note Owners and the clearing agency or Depository and/or the clearing agency's or Depository's participants. Pursuant to the operating rules of the applicable clearing agency, unless and until Notes in definitive form are issued pursuant to Section 204, the clearing agency or Depository will make book-entry transfers among the clearing agency's or Depository's participants and receive and transmit distributions of principal and interest on the related Notes to such clearing agency's or Depository's participants.

            For purposes of any provision of this Indenture requiring or permitting Actions with the consent of, or at the direction of, Noteholders evidencing a specified percentage of the aggregate unpaid principal amount of Outstanding Notes, such direction or consent may be given by Note Owners (acting through the clearing agency or Depository and the clearing agency's or Depository's participants) owning interests in or security entitlements to Notes evidencing the requisite percentage of principal amount of Notes.

            Section 207. Notices to Depository. Whenever any notice or other communication is required to be given to Noteholders with respect to which book-entry Notes have been issued, unless and until Notes in definitive form will have been issued to the related Note Owners, the Indenture Trustee will give all such notices and communications to the applicable clearing agency or Depository.

                               [END OF ARTICLE II]

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                                   ARTICLE III

                                    THE NOTES

            Section 301. General Title; General Limitations; Issuable in Series; Terms of a Series, Class or Tranche of Notes.

            (a) The aggregate Stated Principal Amount of Notes which may be authenticated and delivered and Outstanding under this Indenture is not limited.

            (b) The Notes may be issued in one or more Series, Classes or Tranches up to an aggregate Stated Principal Amount of Notes as from time to time may be authorized by the Issuer. All Notes of each Series, Class or Tranche under this Indenture will in all respects be equally and ratably entitled to the benefits hereof with respect to such Series, Class or Tranche without preference, priority or distinction on account of (i) the actual time of the authentication and delivery, (ii) Scheduled Principal Payment Date or (iii) Legal Maturity Date of the Notes of such Series, Class or Tranche, except as specified in the applicable Indenture Supplement for such Series, Class or Tranche.

            (c) Each Note issued must be part of a Series, Class and Tranche of Notes for purposes of allocations, deposits and payments pursuant to this Indenture and the related Indenture Supplement. A Series of Notes is created pursuant to an Indenture Supplement. A Class or Tranche of Notes is created pursuant to an Indenture Supplement or pursuant to Terms Document, each related to the Indenture Supplement for the applicable Series.

            (d) Each Series of Notes may be assigned to a group or groups now existing or hereafter created of Notes for purposes of allocations, deposits and payments pursuant to this Indenture and the related Indenture Supplement. The related Indenture Supplement will identify the group or groups, if any, to which a Series of Notes has been assigned and the manner and extent to which Series in the same group will share certain amounts.

            (e) Each Series of Notes may, but need not be, subdivided into multiple Classes. Notes belonging to a Class in any Series may be entitled to specified payment priorities over other Classes of Notes in that Series.

            (f) Notes of a Series that belong to different Classes in that Series belong to different Tranches on the basis of the difference in Class membership.

            (g) Each Class of Notes may consist of a single Tranche or may be subdivided into multiple Tranches. Notes of a single Class of a Series will belong to different Tranches if they have different terms and conditions. With respect to any Class of Notes, Notes which have identical terms, conditions and Tranche designation will be deemed to be part of a single Tranche. Notes belonging to a Tranche in a Class or Series may be entitled to specified payment priorities over other Tranches of Notes in that Class or Series.

            (h) There shall also be established in or pursuant to an Indenture Supplement or pursuant to an Issuer Certificate or Terms Document related to the applicable Indenture

Supplement before the initial issuance of Notes of each such Series, Class or Tranche, provision for:

            (i)   the Series designation;

            (ii)  the Stated Principal Amount of the Notes;

            (iii) whether such Series belongs to any group or groups;

            (iv) whether such Notes are of a particular Class of Notes or a Tranche of any such class;

            (v) the terms of any Credit Enhancement with respect to such Series, Class or Tranche and the Credit Enhancement Provider, if any;

            (vi) the currency or currencies in which such Notes will be denominated and in which payments of principal of, and interest on, such Notes will or may be payable;

            (vii) if the principal of or interest, if any, on such Notes are to be payable, at the election of the Issuer or a Holder thereof, in a currency or currencies other than that in which the Notes are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

            (viii) if the amount of payments of principal of or interest, if any, on such Notes may be determined with reference to an index based on
      (A) a currency or currencies other than that in which the Notes are stated to be payable, (B) changes in the prices of one or more other securities or groups or indexes of securities or (C) changes in the prices of one or more commodities or groups or indexes of commodities, or any combination of the foregoing, the manner in which such amounts will be determined;

            (ix)  the price or prices at which the Notes will be issued;

            (x) the times at which such Notes may, pursuant to any optional or mandatory redemption provisions, be redeemed, and the other terms and provisions of any such redemption provisions;

            (xi) the rate per annum at which such Notes will bear interest, if any, or the formula or index on which such rate will be determined, including all relevant definitions, and the date from which interest will accrue;

            (xii) each Interest Payment Date, Scheduled Principal Payment Date and Legal Maturity Date for such Notes;

            (xiii) the Initial Dollar Principal Amount of such Notes, and the means for calculating the Outstanding Dollar Principal Amount of such Notes;

            (xiv) the initial Nominal Liquidation Amount of such Series, Class or Tranche of Notes, and the means for calculating the Nominal Liquidation Amount of such Series, Class or Tranche of Notes;

            (xv) whether or not application will be made to list such Notes on any securities exchange;

            (xvi) any Events of Default or Early Redemption Events with respect to such Notes, if not set forth herein, and any additions, deletions or other changes to the Events of Default or Early Redemption Events set forth herein that will be applicable to such Notes (including a provision making any Event of Default or Early Redemption Event set forth herein inapplicable to the Notes of that Series, Class or Tranche);

            (xvii) the appointment by the Indenture Trustee of an Authenticating Agent in one or more places other than the location of the office of the Indenture Trustee with power to act on behalf of the Indenture Trustee and subject to its direction in the authentication and delivery of such Notes in connection with such transactions as will be specified in the provisions of this Indenture or in or pursuant to the applicable Indenture Supplement creating such Series, Class or Tranche;

            (xviii) if such Notes will be issued in whole or in part in the form of a Global Note or Global Notes, the terms and conditions, if any, upon which such Global Note or Global Notes may be exchanged in whole or in part for other individual Notes; and the Depository for such Global Note or Global Notes (if other than the Depository specified in Section 101);

            (xix) the subordination of such Notes to any other indebtedness of the Issuer, including without limitation, the Notes of any other Series, Class or Tranche;

            (xx) if such Series, Class or Tranche of Notes are to have the benefit of any Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement, the terms and provisions of the applicable agreement;

            (xxi) the Record Date for any Payment Date of such Notes, if different from the last day of the month before the related Payment Date;

            (xxii) the amount scheduled to be deposited on or prior to each Principal Payment Date during an amortization period or accumulation period for such Series, Class or Tranche of Notes;

            (xxiii) whether and under what conditions, additional amounts will be payable to Noteholders;

            (xxiv) the Place of Payment for such Series, Class or Tranche of Notes, if different from that specified in Section 1102; and

            (xxv) any other terms of such Notes as stated in the related Indenture Supplement;

all upon such terms as may be determined in or pursuant to an Indenture Supplement with respect to such Series, Class or Tranche.

            (i) The form of the Notes of each Series, Class or Tranche will be established pursuant to the provisions of this Indenture and the related Indenture Supplement creating such Series, Class or Tranche. The Notes of each Series, Class or Tranche will be distinguished from the Notes of each other Series, Class or Tranche in such manner, reasonably satisfactory to the Indenture Trustee, as the Issuer may determine.

            (j) Any terms or provisions in respect of the Notes of any Series, Class or Tranche issued under this Indenture, including any amount payable to Noteholders, may be determined pursuant to this Section by providing in the applicable Indenture Supplement for the method by which such terms or provisions will be determined.

            Section 302. Denominations. The Notes of each Series, Class or Tranche will be issuable in such denominations and currency as will be provided in the provisions of this Indenture or in or pursuant to the applicable Indenture Supplement. In the absence of any such provisions with respect to the Notes of any Series, Class or Tranche, the Notes of that Series, Class or Tranche will be issued in denominations of $5,000 and multiples of $1,000 in excess of that amount.

            Section 303. Execution, Authentication and Delivery and Dating.

            (a) The Notes will be executed on behalf of the Issuer by an Issuer Authorized Officer. The signature of any officer of the Beneficiary, the Administrator or the Owner Trustee on the Notes may be manual or facsimile.

            (b) Notes bearing the manual or facsimile signatures of individuals who were Issuer Authorized Officers at the time of such execution will bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices before the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

            (c) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication; and the Indenture Trustee will, upon request by an Issuer Certificate, authenticate and deliver such Notes as in this Indenture provided and not otherwise.

            (d) Before any such authentication and delivery, the Indenture Trustee will be entitled to receive, in addition to any Officer's Certificate and Opinion of Counsel required to be furnished to the Indenture Trustee pursuant to Section 102, the Issuer Certificate and any other opinion or certificate relating to the issuance of the Class or Tranche of Notes required to be furnished pursuant to Section 202 or Section 310.

            (e) The Indenture Trustee or its agent will not be required to authenticate such Notes if the issue thereof will adversely affect the Indenture Trustee's own rights, duties or immunities under the Notes and this Indenture.

            (f) Unless otherwise provided in the form of Note for any Class or Tranche, all Notes will be dated the date of their authentication.

            (g) No Note will be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a Certificate of Authentication substantially in the form provided for herein executed by the Indenture Trustee or its agent by manual signature of an authorized signatory, and such Certificate of Authentication upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

            Section 304. Temporary Notes.

            (a) Pending the preparation of definitive Notes of any Series, Class or Tranche, the Issuer may execute, and, upon receipt of the documents required by Section 303, together with an Officer's Certificate, the Indenture Trustee will authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Issuer may determine, as evidenced by the Issuer's execution of such Notes.

            (b) If temporary Notes of any Series, Class or Tranche are issued, the Issuer will cause definitive Notes of such Series, Class or Tranche to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes of such Series, Class or Tranche will be exchangeable for definitive Notes of such Series, Class or Tranche upon surrender of the temporary Notes of such Series, Class or Tranche at the office or agency of the Issuer in a Place of Payment, without charge to the Holder; and upon surrender for cancellation of any one or more temporary Notes the Issuer will execute and the Indenture Trustee will authenticate and deliver in exchange therefore a like Stated Principal Amount of definitive Notes of such Series, Class or Tranche of authorized denominations and of like tenor and terms. Until so exchanged the temporary Notes of such Series, Class or Tranche will in all respects be entitled to the same benefits under this Indenture as definitive Notes of such Series, Class or Tranche.

            Section 305. Registration, Transfer and Exchange.

            (a) The Issuer will keep or cause to be kept a register (herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Notes, or of Notes of a particular Series, Class or Tranche, and for transfers of Notes or of Notes of such Series, Class or Tranche. Any such register will be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers will be available for inspection by the Indenture Trustee at the office or agency to be maintained by the Issuer as provided in Section 1102.

            (b) Subject to Section 204, upon surrender for transfer of any Note of any Series, Class or Tranche at the office or agency of the Issuer in a Place of Payment, if the requirements of Section 8-401(a) of the UCC are met, the Issuer will execute, and, upon receipt of such surrendered Note, the Indenture Trustee or its agent will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of such Series, Class or Tranche of any authorized denominations, of a like aggregate Stated Principal Amount, Scheduled Principal Payment Date and Legal Maturity Date and of like terms.

            (c) Subject to Section 204, at the option of the Holder, Notes of any Series, Class or Tranche may be exchanged for other Notes of such Series, Class or Tranche of any authorized denominations, of a like aggregate Stated Principal Amount, Scheduled Principal Payment Date and Legal Maturity Date and of like terms, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer will execute, and the Indenture Trustee or its agent will authenticate and deliver the Notes which the Noteholders making the exchange are entitled to receive.

            (d) All Notes issued upon any transfer or exchange of Notes will be the valid and legally binding obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such transfer or exchange.

            (e) Every Note presented or surrendered for transfer or exchange will (if so required by the Issuer or the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing.

            (f) Unless otherwise provided in the Note to be transferred or exchanged, no service charge will be made on any Noteholder for any transfer or exchange of Notes, but the Issuer may (unless otherwise provided in such Note) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes before the transfer or exchange will be complete, other than exchanges pursuant to Section 304 or 1006 not involving any transfer.

            (g) None of the Issuer, the Note Registrar or the Indenture Trustee shall be required (i) to issue, register the transfer of or exchange any Notes of any Series, Class or Tranche during a period beginning at the opening of business 15 days before the day of selection of Notes of such Series, Class or Tranche to be redeemed and ending at the close of business on the day of the mailing of the relevant notice of redemption of the Notes of such Series, Class or Tranche so selected for redemption or (ii) to register the transfer or exchange of any Notes or portions thereof so selected for redemption.

            (h) None of the Issuer, the Indenture Trustee, any agent of the Indenture Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership.

            (i) The Issuer initially appoints the Indenture Trustee to act as Note Registrar for the Notes on its behalf. The Issuer may at any time and from time to time authorize any Person to act as Note Registrar in place of (or in addition to) the Indenture Trustee with respect to any Series, Class or Tranche of Notes issued under this Indenture.

            (j) Registration of transfer of Notes containing the following or a substantially similar legend or to which the following or a substantially similar legend is applicable:

            "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN."

will be effected only if such transfer is made pursuant to an effective registration statement under the Securities Act, or is exempt from the registration requirements under the Securities Act. In the event that registration of a transfer is to be made in reliance upon an exemption from the registration requirements under the Securities Act other than Rule 144A under the Securities Act or Rule 903 or Rule 904 of Regulation S under the Securities Act or unless otherwise indicated in the related Indenture Supplement, the transferor or the transferee will deliver, at its expense, to the Issuer and the Indenture Trustee, an investment letter from the transferee, substantially in the form of the investment letter attached hereto as Exhibit C or such other form as the Issuer may determine, and no registration of transfer will be made until such letter is so delivered.

            Notes issued upon registration or transfer of, or Notes issued in exchange for, Notes bearing the legend referred to above (or a substantially similar legend) will also bear such legend unless the Issuer, the Indenture Trustee and the Note Registrar receive an Opinion of Counsel, satisfactory to each of them, to the effect that such legend may be removed.

            Whenever a Note containing the legend referred to above (or a substantially similar legend) is presented to the Note Registrar for registration of transfer, the Note Registrar will promptly seek instructions from the Issuer regarding such transfer and will be entitled to receive an Issuer Certificate prior to registering any such transfer. The Issuer hereby agrees to indemnify the Note Registrar and the Indenture Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence, bad faith or intentional or willful misconduct on their part arising out of or in connection with Actions taken or omitted by them in relation to any such instructions furnished pursuant to this clause.

            Section 306. Mutilated, Destroyed, Lost and Stolen Notes.

            (a) If (i) any mutilated Note is surrendered to the Indenture Trustee or the Note Registrar, or the Issuer, the Note Registrar or the Indenture Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Issuer, the Note Registrar or the Indenture Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, the

Issuer will execute and upon its written request the Indenture Trustee or its agent will authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, Series, Class or Tranche, Scheduled Principal Payment Date, Legal Maturity Date and Stated Principal Amount, bearing a number not contemporaneously Outstanding.

            (b) In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

            (c) Upon the issuance of any new Note under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

            (d) Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note will constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note will be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same Series, Class or Tranche duly issued hereunder.

            (e) The provisions of this Section are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

            Section 307. Payment of Interest; Interest Rights Preserved; Withholding Taxes.

            (a) Unless otherwise provided with respect to such Note pursuant to
Section 301, interest payable on any Note will be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the most recent Record Date.

            (b) Subject to clause (a), each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note will carry the rights to interest accrued or principal accreted and unpaid, and to accrue or accrete, which were carried by such other Note.

            (c) The right of any Noteholder to receive interest on or principal of any Note shall be subject to any applicable withholding or deduction imposed pursuant to the Internal Revenue Code or other applicable tax law, including foreign withholding and deduction. Any amounts properly so withheld or deducted shall be treated as actually paid to the appropriate Noteholder.

            Section 308. Persons Deemed Owners. The Issuer, the Indenture Trustee, the Owner Trustee, the Beneficiary and any agent of the Issuer, the Indenture Trustee, the Owner Trustee, or the Beneficiary may treat the Person who is proved to be the owner of any Note pursuant to Section 104(c) as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 307) interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Issuer, the Indenture Trustee, the Owner Trustee, the Beneficiary or any agent of the Issuer, the Indenture Trustee, the Owner Trustee, or the Beneficiary will be affected by notice to the contrary.

            Section 309. Cancellation. All Notes surrendered for payment, redemption, transfer, conversion or exchange will, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and, if not already canceled, will be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered will be promptly canceled by the Indenture Trustee. No Note will be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. The Indenture Trustee will dispose of all canceled Notes in accordance with its customary procedures and will deliver a certificate of such disposition to the Issuer.

            Section 310. New Issuances of Notes.

            (a) The Issuer may issue new Notes of any Series, Class or Tranche, so long as the following conditions precedent are satisfied:

                  (i) on or before the third Business Day before the date that the new issuance is to occur (other than any issuances occurring on the Closing Date), the Issuer delivers to the Indenture Trustee and each Note Rating Agency notice of the issuance;

                  (ii) on or prior to the date that the new issuance is to occur, the Issuer delivers to the Indenture Trustee and each Note Rating Agency an Issuer Certificate to the effect that:

                        (A) the Issuer reasonably believes that, based on the
            facts known to such officer at the time of such certification, the new issuance will not cause an Adverse Effect on any Outstanding Notes;

                        (B) all instruments furnished to the Indenture Trustee
            conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Indenture Trustee to authenticate and deliver such Notes;

                        (C) the form and terms of such Notes have been
            established in conformity with the provisions of this Indenture; and

                        (D) such other matters as the Indenture Trustee may
            reasonably request;

                  (iii) on or prior to the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee and each Note Rating Agency an Opinion of Counsel, which may be from internal counsel of the Issuer, to the effect that all laws and requirements with respect to the execution and delivery by the Issuer of such Notes have been complied with, the Issuer has the power and authority to issue such Notes and such Notes have been duly authorized and delivered by the Issuer and, assuming due authentication and delivery by the Indenture Trustee or its agent, constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an Action at law or in equity) and are entitled to the benefits of this Indenture, equally and ratably with all other Notes, if any, of such Series, Class or Tranche Outstanding, subject to the terms of this Indenture and each Indenture Supplement; and

                  (iv) on or before the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion and an Issuer Tax Opinion with respect to such issuance;

                  (v) on or prior to the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee an Indenture Supplement and, if applicable, an Issuer Certificate or, on or prior to the date that the new issuance is to occur, the Issuer will have executed with the Indenture Trustee a Terms Document relating to the applicable Class and Tranche of Notes;

                  (vi) no Pay Out Event as defined in the Pooling and Servicing Agreement as supplemented by the Series 2005-CC Supplement will have occurred and be continuing as of the date of the new issuance;

                  (vii) the Note Rating Agencies will have provided written confirmation that such issuance will not cause a Ratings Effect;

                  (viii) the conditions specified in Section 311; and

                  (ix) any other conditions specified in the applicable Indenture Supplement;

provided, however, that any one of the aforementioned conditions (other than clauses (iii) and (iv)) may be eliminated or modified as a condition precedent to any new issuance of a Series, Class or Tranche of Notes if the Issuer has obtained written confirmation from each Note Rating Agency that there will be no Ratings Effect with respect to any Outstanding Notes as a result of a new issuance of Notes.

            (b) The Issuer and the Indenture Trustee will not be required to provide prior notice to or to obtain the consent of any Noteholder of any Outstanding Series, Class or Tranche to issue any additional Notes of any Series, Class or Tranche.

            (c) There are no restrictions on the timing or amount of any additional issuance of Notes of an Outstanding Class or Tranche of a multiple issuance Series, so long as the conditions described in Section 310 (a) are met or waived. As of the date of any additional issuance of Notes of an Outstanding Class or Tranche of Notes, the Stated Principal Amount, Outstanding Dollar Principal Amount and Nominal Liquidation Amount of that Class or Tranche will be increased to reflect the principal amount of the additional Notes. In addition, if the additional Notes are a Class or Tranche of Notes that has the benefit of any Supplemental Credit

Enhancement Agreement or any Supplemental Liquidity Agreement, the Issuer will enter into a Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement, as applicable, for the benefit of the additional Notes. Furthermore, the targeted deposits, if any, to any applicable Issuer Account will be increased proportionately to reflect the principal amount of the additional Notes.

            When issued, the additional Notes of a Class or Tranche will be identical in all respects to the other Outstanding Notes of that Class or Tranche and will be equally and ratably entitled to the benefits of the Indenture and the related Indenture Supplement applicable to the previously issued Note of such Class or Tranche, as the other Outstanding Notes of that Class or Tranche without preference, priority or distinction.

            Section 311. Specification of Credit Enhancement and other Terms with Respect to each Series, Class or Tranche.

            (a) The applicable Indenture Supplement for each Series, Class or Tranche of Notes will specify the terms of any Credit Enhancement with respect to such Series, Class or Tranche.

            (b) The Issuer may change the terms, amount or method of computing the amount of Credit Enhancement for any Series, Class or Tranche of Notes at any time (including a change that would reduce the aggregate amount of Credit Enhancement for any such Series, Class or Tranche of Notes), without the consent of any Noteholders, so long as the Issuer has (i) received confirmation from the Note Rating Agencies that have rated any Outstanding Notes of the Series to which such Notes belong that such change will not cause a Ratings Effect with respect to any Outstanding Notes and (ii) delivered to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion and an Issuer Tax Opinion with respect to such change.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                            ACCOUNTS AND INVESTMENTS

            Section 401. Receipt of Trust Estates. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance from any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture including, without limitation, all funds and other property payable to the Indenture Trustee in connection with the Collateral. The Indenture Trustee will hold all such money and property received by it as part of the Collateral and will apply it as provided in this Indenture.

            Section 402. Issuer Accounts.

            (a) Issuer Accounts; Distributions from Issuer Accounts. From time to time in connection with the issuance of a Series, Class or Tranche of Notes, the Indenture Trustee may establish one or more Qualified Accounts denominated as "Issuer Accounts" in the name of the Indenture Trustee. Issuer Accounts will be created as specified in the applicable Indenture Supplement. Any Issuer Account will receive deposits as set forth in the applicable Indenture Supplement.

            (b) All payments to be made from time to time by or on behalf of the Indenture Trustee to Noteholders out of funds in any Issuer Accounts pursuant to this Indenture and the applicable Indenture Supplement will be made by or on behalf of the Indenture Trustee to the Paying Agent not later than 12:00 noon, New York city time, on the applicable Payment Date or earlier, if necessary, or as otherwise provided in Article V or the applicable Indenture Supplement but only to the extent funds are available in the applicable Issuer Account or Sub-Account.

            Section 403. Investment of Funds in the Issuer Accounts.

            (a) Unless otherwise indicated in the related Indenture Settlement, funds on deposit in the Issuer Accounts will be invested and reinvested by the Indenture Trustee at the written direction of the Issuer in one or more Eligible Investments. The Issuer may authorize the Indenture Trustee to make specific investments pursuant to written instructions, in such amounts as the Issuer will specify. Unless otherwise specified in the related Indenture Supplement, funds held by the Indenture Trustee in any of the Issuer Accounts will be invested in Eligible Investments specified in such written instruction that will mature in each case no later than the date on which such funds in the Issuer Accounts are scheduled to be transferred or distributed by the Indenture Trustee pursuant to this Indenture (or as necessary to provide for timely payment of principal or interest on the applicable Principal Payment Date or Interest Payment Date).

            (b) All funds deposited from time to time in the Issuer Accounts pursuant to this Indenture and all investments made with such funds will be held by the Indenture Trustee in the Issuer Accounts as part of the Collateral as herein or in the applicable Indenture Supplement provided, subject to withdrawal by the Indenture Trustee for the purposes set forth herein or in the applicable Indenture Supplement.

            (c) Funds and other property in any of the Issuer Accounts will not be commingled with any other funds or property of the Issuer or the Indenture Trustee. The Indenture Trustee shall:

                  (i) hold each Eligible Investment (other than those described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (A) such investment property at all times shall be credited to a securities account of the Indenture Trustee, (B) all property credited to such securities account shall be treated as a financial asset, (C) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such securities intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee, (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such securities intermediary or anyone claiming through such securities intermediary (other than the Indenture Trustee), and (G) such agreement between such securities intermediary and the Indenture Trustee shall be governed by the laws of the State of New York;

                  (ii) maintain possession of each other Eligible Investment not described in clause (i) above (other than those described in clause (c) of the definition thereof) in the State of New York separate and apart from all other property held by the Indenture Trustee; and

                  (iii) cause each Eligible Investment described in clause (c) of the definition thereof to be registered in the name of the Indenture Trustee by the Issuer thereof;

      provided, that, other than following an Event of Default and acceleration pursuant to Section 702, no Eligible Investment shall be disposed of prior to its maturity.

Notwithstanding any other provision of this Indenture, the Indenture Trustee shall not hold any Eligible Investment through an agent except as expressly permitted by this Section 403(c). Each term used in this Section 403(c) and defined in the New York UCC shall have the meaning set forth in the New York UCC.

            (d) Unless otherwise stated in the related Indenture Supplement, for purposes of determining the availability of funds or the balance in the Issuer Accounts for any reason under this Indenture or any Indenture Supplement, investment earnings on such funds shall be deemed not to be available or on deposit.

            Subject to Section 801(c), the Indenture Trustee will not in any way be held liable by reason of any insufficiency in such Issuer Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity, in accordance with their terms.

            (e) Funds on deposit in the Issuer Accounts will be invested and reinvested by the Indenture Trustee to the fullest extent practicable, in such manner as the Indenture Trustee will from time to time determine, but only in one or more Eligible Investments, upon the occurrence of any of the following events:

                  (i) the Issuer will have failed to give investment directions to the Indenture Trustee; or

                  (ii) an Event of Default will have occurred and is continuing but no Notes have been declared due and payable pursuant to Section 702.

                               [END OF ARTICLE IV]

                                    ARTICLE V

                       ALLOCATIONS, DEPOSITS AND PAYMENTS

            Section 501. Allocations of Finance Charge Amounts. With respect to each Monthly Period, the Indenture Trustee will allocate to each series of Notes an amount equal to the product of (x) the Weighted Average Floating Allocation Percentage for such Series of Notes for such Monthly Period and (y) the amount distributed pursuant to Section 4.02(a) of the Series 2005-CC Supplement on the Distribution Date following such Monthly Period.

            Section 502. Allocations of Available Principal Amounts. With respect to each Monthly Period, the Indenture Trustee will allocate all Available Principal Amounts to each series of Notes with a Monthly Principal Payment for such Monthly Period in an amount equal to its Monthly Principal Payment; provided, however, that in the event that Available Principal Amounts for any Monthly Period are less than the aggregate Monthly Principal Payments for all series of Notes, Available Principal Amounts will be allocated to each series of Notes with a Monthly Principal Payment for such Monthly Period in an amount equal to the lesser of (a) the sum of the Daily Principal Amounts for each day during such Monthly Period for such series of Notes and (b) the Monthly Principal Payment for such series of Notes for such Monthly Period for application in accordance with the related Indenture Supplement; provided further, however, that any excess Available Principal Amounts identified in the application of clause (a) of the preceding proviso, or in the application of this proviso, will be allocated to each series of Notes which has not been allocated sufficient Available Principal Amounts to cover its full Monthly Principal Payment up to the amount of such insufficiency pro rata based on the Weighted Average Principal Allocation Percentage for such series of Notes for such Monthly Period for application in accordance with the related Indenture Supplement.

            Section 503. Final Payment. Each Series, Class or Tranche of Notes will be considered to be paid in full, the Holders of such Series, Class or Tranche will have no further right or claim, and the Issuer will have no further obligation or liability with respect to such Series, Class or Tranche of Notes, on the earliest to occur of:

            (a) the date of the payment in full of the Stated Principal Amount of and all accrued interest on that Series, Class or Tranche of Notes;

            (b) the date on which the Outstanding Dollar Principal Amount of such Notes, after giving effect to all deposits, allocations, reallocations, sales of Receivables and payments to be made on such date, is reduced to zero, and all accrued interest on such Notes is paid in full; or

            (c) on the Legal Maturity Date of such Notes, after giving effect to all deposits, allocations, reallocations, sales of Receivables and payments to be made on such date.

            Section 504. Payments within a Series, Class or Tranche. All payments of principal, interest or other amounts to Holders of the Notes of a series, class or tranche will be made in accordance with the related Indenture Supplement.

            Section 505. Excess Available Principal Amounts Sharing Group. Excess Available Principal Amounts for each Series of Notes in the same Excess Available Principal

Amounts Sharing Group, to the extent available to be shared with other Series of Notes in such Group, shall be used to cover principal and other expenses related to other Series of Notes in such Group as specified in each related Indenture Supplement. The Excess Available Principal Amounts provisions of the Indenture Supplement for each Series of Notes in the same Excess Available Principal Amounts Sharing Group shall be identical in all material respects.

            Section 506. Excess Finance Charge Amounts Sharing Group. Excess Finance Charge Amounts for each Series of Notes in the same Excess Finance Charge Amounts Sharing Group, to the extent available to be shared with other Series of Notes in such Group, shall be used to cover interest and other expenses related to each Series of Notes in such Group as specified in each related Indenture Supplement. The reallocation provisions of the Indenture Supplement for each Series of Notes in the same Excess Finance Charge Amounts Sharing Group shall be identical in all material respects.

            Section 507. Excess Finance Charge Collections. With respect to each Monthly Period, the Issuer will determine the aggregate amount of Excess Finance Charge Collections (as defined in the Series 2005-CC Supplement) for Series 2005-CC. Such aggregate amount of Excess Finance Charge Collections will be paid to the Master Trust Trustee for application in accordance with Section 4.03 of the Series 2005-CC Supplement and Section 4.05 of the Pooling and Servicing Agreement.

            Section 508. Shared Principal Collections. With respect to each Monthly Period, the Issuer will determine the aggregate amount of Shared Principal Collections (as defined in the Series 2005-CC Supplement) for Series 2005-CC. Such aggregate amount of Shared Principal Collections will be paid to the Master Trust Trustee for application in accordance with Section 4.04 of the Series 2005-CC Supplement and Section 4.04 of the Pooling and Servicing Agreement.

                               [END OF ARTICLE V]

                                   ARTICLE VI

                SATISFACTION AND DISCHARGE; CANCELLATION OF NOTES
                       HELD BY THE ISSUER OR NATIONAL CITY

            Section 601. Satisfaction and Discharge of Indenture. This Indenture will cease to be of further effect with respect to any series, class or tranche of Notes (except as to any surviving rights of transfer or exchange of Notes of that series, class or tranche expressly provided for herein or in the form of Note for that series, class or tranche), and the Indenture Trustee, on demand of and at the expense of the Issuer, will execute proper instruments acknowledging satisfaction and discharge of this Indenture as to that series, class or tranche, when:

            (a) all Notes of that series, class or tranche theretofore authenticated and delivered (other than (A) Notes of that series, class or tranche which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (B) Notes of that series, class or tranche for whose payment money has theretofore been deposited in trust or segregated and held in trust by or on behalf of the Issuer) have been delivered to the Indenture Trustee for cancellation;

            (b) the Issuer has paid, caused to be paid or provided for the payment of all other sums payable hereunder (including payments to the Indenture Trustee pursuant to Section 807) by the Issuer with respect to the Notes of that series, class or tranche; and

            (c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes of that series, class or tranche have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any series, class or tranche of Notes, the obligations of the Issuer to the Indenture Trustee with respect to that series, class or tranche under Section 807 and the obligations of the Indenture Trustee under Sections 602 and 1103 will survive such satisfaction and discharge.

            Section 602. Application of Trust Money. All money and obligations deposited with the Indenture Trustee pursuant to Section 601 or Section 603 and all money received by the Indenture Trustee in respect of such obligations will be held in trust and applied by it, in accordance with the provisions of the series, class or tranche of Notes in respect of which it was deposited and this Indenture and any applicable Indenture Supplement, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for which such money and obligations have been deposited with or received by the Indenture Trustee.

            Section 603. Cancellation of Notes Held by the Issuer or National City. If the Issuer, National City or any of their Affiliates holds any Notes, that Holder may, subject to any provisions of a related Indenture Supplement limiting the repayment of Subordinated Classes of

Notes, by notice from that Holder to the Indenture Trustee cause that Note to be canceled, whereupon (a) the Note will no longer be Outstanding, and (b) the Issuer will cause the Invested Amount of the Collateral Certificate to be reduced by an amount equal to the Nominal Liquidation Amount of that cancelled Note.

                               [END OF ARTICLE VI]

                                  ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

            Section 701. Events of Default. "Event of Default," wherever used herein, means with respect to any series, class or tranche of Notes any one of the following events (whatever the reason for such Event of Default and whether it will be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either expressly stated to be inapplicable to a particular series, class or tranche or specifically deleted or modified in the applicable Indenture Supplement creating such series, class or tranche of Notes or in the form of Note for such series, class or tranche:

            (a) with respect to any series, class or tranche of Notes, a default by the Issuer in the payment of any interest on such Notes when such interest becomes due and payable, and continuance of such default for a period of thirty-five (35) days following the date on which such interest became due and payable;

            (b) with respect to any series, class or tranche of Notes, a default by the Issuer in the payment of the Stated Principal Amount of such Notes by the applicable Legal Maturity Date;

            (c) a default in the performance, or breach, of any covenant or warranty of the Issuer in this Indenture in respect of the Notes of such series, class or tranche (other than a covenant or warranty in respect of the Notes of such series, class or tranche a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), all of such covenants and warranties in this Indenture which are not expressly stated to be for the benefit of a particular series, class and tranche of Notes being deemed to be in respect of the Notes of all series, classes or tranches for this purpose, and continuance of such default or breach for a period of sixty (60) days after there has been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the aggregate in Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche, a written notice specifying such default or breach and requesting it to be remedied and stating that such notice is a "Notice of Default" hereunder and, as a result of such default, the interests of the Holders of the Notes of such series, class or tranche are materially and adversely affected and continue to be materially and adversely affected during the sixty (60) day period;

            (d) the entry of an order for relief against the Issuer under the Federal Bankruptcy Code by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Issuer a bankrupt or insolvent under any other applicable federal or state bankruptcy, insolvency or similar law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of ninety (90) consecutive days;

            (e) the consent by the Issuer to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action; or

            (f) with respect to any series, class or tranche, the occurrence of any additional Event of Default specified in the related Indenture Supplement for such series, class or tranche as applying to such series, class or tranche, or specified in the form of Note for such series, class or tranche.

            Section 702. Acceleration of Maturity; Rescission and Annulment.

            (a) If an Event of Default described in clause (a) or (b) of Section 701 (or clause (c) or (f) of Section 701 if the Event of Default under clause
(c) or (f) is with respect to less than all Series, Classes and Tranches of Notes then Outstanding) occurs and is continuing with respect to any series, class or tranche, then and in each and every such case, unless the principal of all the Notes of such series, class or tranche shall have already become due and payable, either the Indenture Trustee or the Majority Holders of the Notes of such series, class or tranche then Outstanding hereunder (each such series, class or tranche acting as a separate class), by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare the Outstanding principal amount of all the Outstanding Notes of such series, class or tranche then Outstanding and all interest accrued or principal accreted and unpaid (if any) thereon to be due and payable immediately by the Issuer, and upon any such declaration the same will become and will be immediately due and payable by the Issuer notwithstanding anything in this Indenture, the related Indenture Supplement or in the Notes of such series, class or tranche to the contrary. Such payments are subject to the allocation, deposit and payment provisions of this Indenture and the related Indenture Supplement.

            (b) If an Event of Default described in clause (c) or (f) of Section 701 occurs with respect to all Series, Classes and Tranches of Outstanding Notes and is continuing, then and in each and every such case, unless the principal of all the Notes shall have already become due and payable, either the Indenture Trustee or the Majority Holders of all the Outstanding Notes hereunder (treated as one class), by notice in writing to the Issuer (and to the Indenture Trustee if given by Holders), may declare the Outstanding principal amount of all the Notes then Outstanding and all interest accrued or principal accreted and unpaid (if any) thereon to be due and payable immediately by the Issuer, and upon any such declaration the same will become and will be immediately due and payable by the Issuer, notwithstanding anything in this Indenture, the related Indenture Supplements or the Notes to the contrary. Such payments are subject to the allocation, deposit and payment provisions of this Indenture and the related Indenture Supplement.

            (c) If an Event of Default described in clause (d) or (e) of Section 701 occurs and is continuing, then the Outstanding principal amount of all the Notes then Outstanding and all interest accrued and unpaid (if any) thereon will automatically be and become immediately due and payable by the Issuer, without notice or demand to any Person, and the Issuer will automatically and immediately be obligated to pay all such amounts due and payable on the Notes.

At any time after such a declaration of acceleration has been made or an automatic acceleration has occurred with respect to the Notes of any series, class or tranche and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article VII provided, the Majority Holders of such series, classes or tranche, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

            (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay (i) all overdue installments of interest on the Notes of such series, class or tranche, (ii) the principal of any Notes of such series, class or tranche which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Notes of such series, class or tranche, to the extent that payment of such interest is lawful, (iii) interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Notes of such series, class or tranche to the extent that payment of such interest is lawful, and (iv) all sums paid by the Indenture Trustee hereunder and the reasonable compensation, expenses and disbursements of the Indenture Trustee, its agents and counsel and all other amounts due the Indenture Trustee under Section 807; and

            (ii) all Events of Default with respect to such series, class or tranche of Notes, other than the nonpayment of the principal of the Notes of such series, class or tranche which has become due solely by such acceleration, have been cured or waived as provided in Section 716.

            No such rescission will affect any subsequent default or impair any right consequent thereon.

            Section 703. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. The Issuer covenants that if:

            (a) the Issuer defaults in the payment of interest on any series, class or tranche of Notes when such interest becomes due and payable and such default continues for a period of thirty-five (35) days following the date on which such interest became due and payable, or

            (b) the Issuer defaults in the payment of the principal of any series, class or tranche of Notes on the Legal Maturity Date thereof;

            and any such default continues beyond any specified grace period provided with respect to such series, class or tranche of Notes, the Issuer will, upon demand of the Indenture Trustee, pay (subject to the allocation provided in Article V, this Article VII and any related Indenture Supplement) to the Indenture Trustee, for the benefit of the Holders of any such Notes of the affected series, class or tranche, the whole amount then due and payable on any such Notes for principal and interest, with interest, to the extent that payment of such interest will be legally enforceable, upon the overdue principal and upon overdue installments of interest, at the rate of interest applicable to the stated principal amount thereof, unless otherwise specified in the applicable Indenture Supplement, and in addition thereto, will pay such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and all other amounts due to the Indenture Trustee under Section 807.

            If the Issuer fails to pay such amounts forthwith upon such demand, the Indenture Trustee may, in its own name and as trustee of an express trust, institute a judicial proceeding for the collection of the sums so due and unpaid, and may directly prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Notes of such series, class or tranche and collect the money adjudged or decreed to be payable in the manner provided by law out of the Collateral or any other obligor upon such Notes, wherever situated.

            Section 704. Indenture Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor, the Indenture Trustee (irrespective of whether the principal of the Notes will then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee will have made any demand on the Issuer for the payment of overdue principal or interest) will be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and all other amounts due the Indenture Trustee under Section 807) and of the Noteholders allowed in such judicial proceeding, and

                  (ii) to collect and receive any funds or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Noteholder to make such payment to the Indenture Trustee and in the event that the Indenture Trustee will consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 807.

            Nothing herein contained will be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

            Section 705. Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes of any series, class or tranche may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes of such series, class or tranche or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agent and counsel, be for the ratable benefit of the Holders of the Notes of the series, class or tranche in respect of which such judgment has been recovered.

            Section 706. Application of Money Collected. Any money or other property collected by the Indenture Trustee with respect to a series, class or tranche of Notes pursuant to this Article VII will be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes of such series, class or tranche and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            (a) first, to the payment of all amounts due the Indenture Trustee under Section 807(a);

            (b) second, to the payment of the amounts then due and unpaid upon the Notes of that series, class or tranche for principal and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind (but subject to the allocation provided in Article V of this Indenture and the related Indenture Supplement), according to the amounts due and payable on such Notes for principal and interest, respectively; and

            (c) third, to the Beneficiary.

            Section 707. Indenture Trustee May Elect to Hold the Collateral Certificate. Following an acceleration of any series, class or tranche of Notes, the Indenture Trustee may elect to continue to hold the Collateral Certificate and apply distributions on the Collateral Certificate in accordance with the regular distribution provisions pursuant to Article V of this Indenture and the relevant allocation provisions of the related Indenture Supplement, except that principal will be paid on the accelerated tranche of Notes to the extent funds are received on the Collateral Certificate and allocated to the accelerated tranche, and payment is permitted by the subordination provisions of the accelerated tranche.

            Section 708. Sale of Receivables for Accelerated Notes. In the case of a series, class or tranche of Notes that has been accelerated following an Event of Default, the Indenture Trustee may, and at the direction of the Majority Holders of that series, class or tranche of Notes

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

will, cause the Master Trust to sell Principal Receivables and the related Finance Charge Receivables (or interests therein) as provided in the related Indenture Supplement.

            Section 709. Noteholders Have the Right to Direct the Time, Method and Place of Conducting Any Proceeding for Any Remedy Available to the Indenture Trustee. The Majority Holders of any accelerated series, class or tranche of Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee. This right may be exercised only if the direction provided by the Noteholders does not conflict with applicable law or this Indenture and does not have a substantial likelihood of involving the Indenture Trustee in personal liability.

            Section 710. Limitation on Suits. No Holder of any Note of any series, class or tranche will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver, trustee, or similar official or for any other remedy hereunder, unless:

            (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default with respect to Notes of such series, class or tranche;

            (b) the Holders of more than 50% in Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in the name of the Indenture Trustee hereunder;

            (c) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; and

            (d) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding;

it being understood and intended that no one or more Holders of Notes of such series, class or tranche will have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes of such series, class or tranche, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Notes of such series, class or tranche.

            Section 711. Unconditional Right of Noteholders to Receive Principal and Interest; Limited Recourse. Notwithstanding any other provisions in this Indenture, the Holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on the Legal Maturity Date for such Holder's Note expressed in the related Indenture Supplement and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of such Holder; provided, however, that notwithstanding any other provision of this Indenture to the contrary, and without limiting in any way the effect of Section 1402, the obligation to pay principal of or interest on

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

the Notes or any other amount payable to any Noteholder will be without recourse to National City, the Seller, the Servicer, the Indenture Trustee, the Beneficiary, the Owner Trustee or any Affiliate, officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be subject to the allocation, deposit and payment provisions of this Indenture and the related Indenture Supplement.

            Section 712. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Indenture Trustee and the Noteholders will, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders will continue as though no such proceeding had been instituted.

            Section 713. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 714. Delay or Omission Not Waiver. The delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default will not impair the right of the Indenture Trustee or any Holder or any Outstanding Note to exercise such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

            Section 715. Control by Noteholders. The Majority Holders of any affected Series, Class or Tranche of Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes of such series, class or tranche, provided that:

            (a) the Indenture Trustee will have the right to decline to follow any such direction if the Indenture Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Indenture Trustee in good faith determines that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

            (b) the Indenture Trustee may take any other action permitted hereunder deemed proper by the Indenture Trustee which is not inconsistent with such direction.

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

            Section 716. Waiver of Past Defaults. The Majority Holders of any series, class or tranche may on behalf of the Holders of all the Notes of such series, class or tranche waive any past default hereunder or under the related Indenture Supplement with respect to such series, class or tranche and its consequences, except a default not theretofore cured:

            (a) in the payment of the principal of or interest on any Note of such series, class or tranche, or

            (b) in respect of a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Holder of each Outstanding Note of such series, class or tranche.

            Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture; but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

            Section 717. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section will not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 25% in Outstanding Dollar Principal Amount of the Outstanding Notes of any series, class or tranche to which the suit relates, or to any suit instituted by any Noteholders for the enforcement of the payment of the principal of or interest on any Note on or after the applicable Legal Maturity Date expressed in such Note.

            Section 718. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                              [END OF ARTICLE VII]

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                                  ARTICLE VIII

                              THE INDENTURE TRUSTEE

            Section 801. Certain Duties and Responsibilities.

            (a) The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Notes of any series, classes or tranche, and no implied covenants or obligations will be read into this Indenture against the Indenture Trustee.

            (b) In the absence of bad faith on its part, the Indenture Trustee may, with respect to Notes of any series, class or tranche, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee will be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein.

            (c) In case an Event of Default with respect to any series, class or tranche of Notes has occurred and is continuing, the Indenture Trustee will exercise with respect to the Notes of such series, class or tranche such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a fiduciary would exercise or use under the circumstances in the conduct of such person's own affairs.

            (d) No provision of this Indenture will be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own intentional or willful misconduct, except that:

                  (i) this Subsection (d) will not be construed to limit the effect of Subsection (a) of this Section;

                  (ii) the Indenture Trustee will not be liable for any error of judgment made in good faith by an Indenture Trustee Authorized Officer, unless it will be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Holders of any series, class or tranche relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture with respect to the Notes of such series, class or tranche.

            (e) No provision of this Indenture will require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Indenture Trustee against such risk or liability is not reasonably assured to it.

            (f) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee will be subject to the provisions of this Section.

            Section 802. Notice of Defaults. Within ninety (90) days after the occurrence of any continuing default hereunder with respect to Notes of any series, class or tranche,

            (a) the Indenture Trustee will transmit by mail to all Noteholders of such series, class or tranche, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Indenture Trustee, and

            (b) the Indenture Trustee will give prompt written notification thereof to the Note Rating Agencies, unless such default will have been cured or waived;

provided, however, that, except in the case of a default in the payment of the principal of or interest on any Note of such series, class or tranche, the Indenture Trustee will be protected in withholding such notice if and so long as an Indenture Trustee Authorized Officer in good faith determines that the withholding of such notice is in the interests of the Noteholders of such series, class or tranche. For the purpose of this Section, the term "default," with respect to Notes of any series, class or tranche, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Notes of such series, class or tranche.

            Section 803. Certain Rights of Indenture Trustee. Except as otherwise provided in Section 801:

            (a) the Indenture Trustee may conclusively rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document (whether in its original, electronic or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Issuer mentioned herein will be sufficiently evidenced by an Officer's Certificate;

            (c) whenever in the administration of this Indenture the Indenture Trustee will deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

            (d) the Indenture Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Indenture Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee will determine to make such further inquiry or investigation, it will be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

            (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (h) the Indenture Trustee will not be responsible for filing any financing statements or continuation statements in connection with the Notes or the Collateral, but will cooperate with the Issuer in connection with the filing of such financing statement or continuation statements;

            (i) the Indenture Trustee shall not be deemed to have notice of any default or Event of Default unless an Indenture Trustee Authorized Officer has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee, and such notice references the Notes and this Indenture; and

            (j) the rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder, and each agent, custodian and other person employed to act hereunder.

            Section 804. Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the Certificates of Authentication, will be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee will not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof.

            Section 805. May Hold Notes. The Indenture Trustee, any Paying Agent, the Note Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 808 and 813, may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Note Registrar or such other agent.

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

            Section 806. Money Held in Trust. The Indenture Trustee will be under no liability for interest on any money received by it hereunder except as provided in this Indenture or as otherwise agreed with the Issuer.

            Section 807. Compensation and Reimbursement, Limit on Compensation, Reimbursement and Indemnity.

            (a) The Issuer agrees

                  (i) to pay to the Indenture Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation will not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (ii) except as otherwise expressly provided herein, to reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or intentional or willful misconduct; and

                  (iii) to indemnify the Indenture Trustee and its officers, directors, employees, representatives and agents for, and to hold it and them harmless against, any and all loss, liability or expense incurred without negligence, bad faith or intentional or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability (whether asserted by the Issuer, the Servicer, any Holder or any other Person) in connection with the exercise or performance of any of its powers or duties hereunder.

The Indenture Trustee will have no recourse to any asset of the Issuer other than funds available pursuant to Section 706 or to any Person other than the Servicer or the Issuer; provided that the Indenture Trustee's right to receive from any Person the amounts payable as principal or interest on the Notes is subject to the recourse limitations set forth in Section 711. Except as specified in Section 706, any payment to the Indenture Trustee shall be subordinate to payments to be made to Noteholders.

            (b) This Section will survive the termination of this Indenture and the resignation or replacement of the Indenture Trustee under Section 810.

            Section 808. Disqualification; Conflicting Interests. If the Indenture Trustee has or will acquire a conflicting interest within the meaning of the Trust Indenture Act, the Indenture Trustee will, if so required by the Trust Indenture Act, either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. Nothing herein will prevent the Indenture Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

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

            Section 809. Corporate Indenture Trustee Required; Eligibility. There will at all times be an Indenture Trustee hereunder with respect to each series, class or tranche of Notes, which will be either a bank or a corporation organized and doing business under the laws of the United States of America or of any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority, and having a rating of at least BBB- by Standard & Poor's and Baa3 by Moody's. If such bank or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Issuer may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Issuer, serve as Indenture Trustee. If at any time the Indenture Trustee with respect to any series, class or tranche of Notes will cease to be eligible in accordance with the provisions of this Section, it will resign immediately in the manner and with the effect hereinafter specified in this Article.

            Section 810. Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article will become effective until the acceptance of appointment by the successor Indenture Trustee under Section 811.

            (b) The Indenture Trustee may resign with respect to any series, class or tranche of Notes at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

            (c) The Indenture Trustee may be removed with respect to any series, class or tranche of Notes at any time by Action of the Majority Holders of that series, class or tranche, delivered to the Indenture Trustee and to the Issuer. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of removal, the Indenture Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

            (d) If at any time:

                  (i) the Indenture Trustee fails to comply with Section 808 with respect to any series, class or tranche of Notes and fails to resign after written request therefor by the Issuer or by any Noteholder who has been a bona fide Holder of a Note of that series, class or tranche for at least six (6) months, or

                  (ii) the Indenture Trustee ceases to be eligible under Section 809 with respect to any series, class or tranche of Notes and fails to resign after written request therefor by the Issuer or by any such Noteholder who has been a bona fide Holder of a Note of that Series, Class or Tranche for at least six months, or

                  (iii) the Indenture Trustee becomes incapable of acting with respect to any series, class or tranche of Notes, or

                  (iv) the Indenture Trustee is adjudged bankrupt or insolvent or a receiver of the Indenture Trustee or of its property is appointed or any public officer takes charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer may remove the Indenture Trustee, with respect to the series, class or tranche, or in the case of clause (iv), with respect to all series, classes or tranches, or (B) subject to Section 717, any Noteholder who has been a bona fide Holder of a Note of such series, class and tranche for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee with respect to such series, class or tranche and the appointment of a successor Indenture Trustee with respect to the series, class or tranche, or, in the case of clause (iv), with respect to all series, classes and tranches.

            (e) If the Indenture Trustee resigns, is removed or becomes incapable of acting with respect to any series, class or tranche of Notes, or if a vacancy shall occur in the office of the Indenture Trustee with respect to any series, class or tranche of Notes for any cause, the Issuer will promptly appoint a successor Indenture Trustee for that series, class or tranche of Notes. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Indenture Trustee with respect to such series, class or tranche of Notes is appointed by Act of the Majority Holders of such series, class or tranche delivered to the Issuer and the retiring Indenture Trustee, the successor Indenture Trustee so appointed will, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee with respect to such series, class or tranche and supersede the successor Indenture Trustee appointed by the Issuer with respect to such series, class or tranche. If no successor Indenture Trustee with respect to such series, class or tranche shall have been so appointed by the Issuer or the Noteholders of such series, class or tranche and accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Holder of a Note of that series, class or tranche for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee with respect to such series, class or tranche.

            (f) The Issuer will give written notice of each resignation and each removal of the Indenture Trustee with respect to any series, class or tranche and each appointment of a successor Indenture Trustee with respect to any series, class or tranche to each Noteholder as provided in Section 106 and to each Note Rating Agency. To facilitate delivery of such notice, upon request by the Issuer, the Note Registrar shall provide to the Issuer a list of the relevant Noteholders. Each notice will include the name of the successor Indenture Trustee and the address of its principal Corporate Trust Office.

            Section 811. Acceptance of Appointment by Successor. Every successor Indenture Trustee appointed hereunder will execute, acknowledge and deliver to the Issuer and to the predecessor Indenture Trustee an instrument accepting such appointment, with a copy to the Note Rating Agencies, and thereupon the resignation or removal of the predecessor Indenture

                                       60
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Trustee will become effective with respect to any series, class or tranche as to which it is resigning or being removed as Indenture Trustee, and such successor Indenture Trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the predecessor Indenture Trustee with respect to any such series, class or tranche; but, on request of the Issuer or the successor Indenture Trustee, such predecessor Indenture Trustee will, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the predecessor Indenture Trustee, and will duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such predecessor Indenture Trustee hereunder with respect to all or any such series, class or tranche. Upon request of any such successor Indenture Trustee, the Issuer will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

            In case of the appointment hereunder of a successor Indenture Trustee with respect to the Notes of one or more (but not all) series, classes or tranches, the Issuer, the predecessor Indenture Trustee and each successor Indenture Trustee with respect to the Notes of any applicable series, class or tranche will execute and deliver an Indenture Supplement which will contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Indenture Trustee with respect to the Notes of any series, class or tranche as to which the predecessor Indenture Trustee is not being succeeded will continue to be vested in the predecessor Indenture Trustee, and will add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such Indenture Supplement will constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee will be Indenture Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee.

            No successor Indenture Trustee with respect to any series, class or tranche of Notes will accept its appointment unless at the time of such acceptance such successor Indenture Trustee will be qualified and eligible with respect to that series, class or tranche under this Article.

            Section 812. Merger, Conversion, Consolidation or Succession to Business. Any bank or corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any bank or corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any bank or corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, will be the successor of the Indenture Trustee hereunder, provided such bank or corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Indenture Trustee will give prompt written notice of such merger, conversion, consolidation or succession to the Issuer and Note Rating Agencies. In case any Notes shall have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

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            Section 813. Preferential Collection of Claims Against Issuer. If
and when the Indenture Trustee shall be or become a creditor of the Issuer (or any other obligor upon the Notes), the Indenture Trustee will be subject to the provisions of Section 311 of the Trust Indenture Act. An Indenture Trustee who has resigned or been removed will be subject to Section 311(a) of the Trust Indenture Act to the extent provided therein.

            Section 814. Appointment of Authenticating Agent. At any time when any of the Notes remain Outstanding the Indenture Trustee, with the approval of the Issuer, may appoint an Authenticating Agent or Agents with respect to one or more series, classes or tranches of Notes which will be authorized to act on behalf of the Indenture Trustee to authenticate Notes of such series, classes or tranches issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Sections 305 and 306, and Notes so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Indenture Trustee or the Indenture Trustee's Certificate of Authentication, such reference will be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of the Indenture Trustee by an Authenticating Agent. Each Authenticating Agent will be acceptable to the Issuer and will at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Issuer itself, subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent will resign immediately in the manner and with the effect specified in this Section. The initial Authenticating Agent for the Notes of all series, classes and tranches will be The Bank of New York.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent will be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided such corporation will be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Indenture Trustee or the Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee and to the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee, with the approval of the Issuer, may appoint a successor Authenticating Agent which will be acceptable to the Issuer and will give notice to

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

each Noteholder as provided in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section.

            The Indenture Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of the Issuer from time to time) reasonable compensation for its services under this Section, and the Indenture Trustee will be entitled to be reimbursed for such payments, subject to the provisions of Section 807.

            If an appointment with respect to one or more series, classes or tranches is made pursuant to this Section, the Notes of such series, classes or tranche may have endorsed thereon, in addition to the Indenture Trustee's Certificate of Authentication, an alternate Certificate of Authentication in the following form:

            This is one of the Notes of the series, classes or tranches designated therein referred to in the within-mentioned Indenture.

                                     THE BANK OF NEW YORK, as
                                     Indenture Trustee

                                     By: _______________________________________
                                         As Authenticating Agent

                                     By: _______________________________________
                                         Authorized Signatory

            Section 815. Tax Returns. In the event that the Issuer shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared such tax returns and shall provide such tax returns to the Owner Trustee or the Beneficiary for signature at least five (5) days before such tax returns are due to be filed. The Issuer, in accordance with the terms of each Indenture Supplement, shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders and shall deliver such information to the Indenture Trustee at least five (5) days prior to the date it is required by law to be distributed to Noteholders. The Indenture Trustee, upon written request, will furnish the Servicer with all such information known to the Indenture Trustee as may be reasonably requested and required in connection with the preparation of all tax returns of the Issuer, and shall, upon request, execute such returns. In no event shall the Indenture Trustee or the Owner Trustee be personally liable for any liabilities, costs or expenses of the Issuer or any Noteholder arising under any tax law, including without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto arising from a failure to comply therewith).

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            Section 816. Representations and Covenants of the Indenture Trustee.
The Indenture Trustee represents, warrants and covenants that:

                  (i) The Indenture Trustee is a banking corporation duly organized and validly existing under the laws of the State of New York;

                  (ii) The Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and other documents to which it is a party; and

                  (iii) Each of this Indenture and the other documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.

            Section 817. Custody of the Collateral. The Collateral Certificate shall be registered in the name of the Indenture Trustee and shall be delivered to and held by the Indenture Trustee in the State of New York separate and apart from all other property held by the Indenture Trustee. The Indenture Trustee shall hold such of the Collateral as constitutes a Eligible Investment in accordance with Section 403(c). All other Collateral that is not described in the preceding two sentences (i) that constitutes investment property shall be held by the Indenture Trustee through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (A) such investment property at all times shall be credited to a securities account of the Indenture Trustee, (B) all property credited to such securities account shall be treated as a financial asset, (C) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such securities intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee, (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such securities intermediary or anyone claiming through such securities intermediary (other than the Indenture Trustee), and (G) such agreement between such securities intermediary and the Indenture Trustee shall be governed by the laws of the State of New York; and
(ii) not described in clause (i) above shall be held by the Indenture Trustee in the State of New York separate and apart from all other property held by the Indenture Trustee. Notwithstanding any other provision of this Indenture, the Indenture Trustee shall not hold any Collateral through an agent except as expressly permitted by this Section 817 and Section 403(c). Each term used in this Section 817 and defined in the New York UCC shall have the meaning set forth in the New York UCC.

            Section 818. Indenture Trustee's Application for Instructions from the Issuer. Any application by the Indenture Trustee for written instructions from the Issuer may, at the option of the Indenture Trustee, set forth in writing any action proposed to be taken or omitted by the Indenture Trustee under and in accordance with this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective, provided that such application shall make specific reference to this Section 818. Subject to
Section 801, the

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Indenture Trustee shall not be liable for any action taken by, or omission of, the Indenture Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date the Issuer actually receives such application, unless the Issuer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Indenture Trustee shall have received written instructions in response to such application specifying the action be taken or omitted.

            Section 819. Appointment of Co-Trustee or Separate Indenture
Trustee.

            (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons reasonably acceptable to the Issuer to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 819, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 809 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 810.

            (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

            (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall

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

refer to this Indenture and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

            (d) Any separate trustee or co-trustee may at any time appoint the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                              [END OF ARTICLE VIII]

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                                   ARTICLE IX

           NOTEHOLDERS' MEETINGS, LISTS, REPORTS BY INDENTURE TRUSTEE,
                             ISSUER AND BENEFICIARY

            Section 901. Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee:

            (a) not more than fifteen (15) days after each Record Date, in such form as the Indenture Trustee may reasonably require, a list of the names and addresses of the Noteholders of such series, classes or tranches as of such date, and

            (b) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than fifteen
(15) days before the time such list is furnished;

provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

            Section 902. Preservation of Information; Communications to Noteholders.

            (a) The Indenture Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 901 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 901 upon receipt of a new list so furnished.

            (b) If three (3) or more Holders of Notes of any series, class or tranche (hereinafter referred to as "applicants") or, if there are less than three such Holders, all of the Holders, apply in writing to the Indenture Trustee, and furnish to the Indenture Trustee reasonable proof that each such applicant has owned a Note of such series, class or tranche for a period of at least six (6) months preceding the date of such application, and such application states that such applicants desire to communicate with other Holders of Notes of such series, class or tranche or with the Holders of all Notes with respect to their rights under this Indenture or under such Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Indenture Trustee will, within five (5) Business Days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information preserved at the time by the Indenture Trustee in accordance with Section 902(a), or

                  (ii) inform such applicants as to the approximate number of Holders of Notes of such series, class or tranche or all Notes, as the case may be, whose names and addresses appear in the information preserved at the time by the Indenture Trustee in accordance with Section 902(a), and as to the approximate cost of mailing to such Noteholders the form of proxy or other communication, if any, specified in such application.

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

            If the Indenture Trustee shall elect not to afford such applicants access to such information, the Indenture Trustee shall, upon the written request of such applicants, mail to each Holder of a Note of such series, class or tranche or to all Noteholders, as the case may be, whose names and addresses appear in the information preserved at the time by the Indenture Trustee in accordance with Section 902(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Indenture Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within five Business Days after such tender, the Indenture Trustee shall mail to such applicants and, if after qualification in accordance with the Trust Indenture Act has become effective as to this Indenture, file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Indenture Trustee, such mailing would be contrary to the best interests of the Holders of Notes of such series, class or tranche or all Noteholders, as the case may be, or would be in violation of applicable law. Such written statement will specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Indenture Trustee will mail copies of such material to all Noteholders of such series, class or tranche or all Noteholders, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Indenture Trustee will be relieved of any obligation or duty to such applicants respecting their application.

            (c) Every Holder of Notes, by receiving and holding the same, agrees with the Issuer and the Indenture Trustee that neither the Issuer nor the Indenture Trustee will be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with Section 902(b), regardless of the source from which such information was derived, and that the Indenture Trustee will not be held accountable by reason of mailing any material pursuant to a request made under
Section 902(b).

            Section 903. Reports by Indenture Trustee.

            (a) If qualification in accordance with the Trust Indenture Act has become effective as to this Indenture, then thereafter within 60 days after the reporting date in each year, beginning in the calendar year immediately following the calendar year in which qualification in accordance with the Trust Indenture Act first became effective as to this Indenture, the Indenture Trustee will transmit to Noteholders, in the manner and to the extent provided in
Section 313(c) of the Trust Indenture Act, a brief report dated as of such reporting date if required by Section 313(a) of the Trust Indenture Act. The term "reporting date" as used in this Section means June 30.

            (b) If qualification in accordance with the Trust Indenture Act has become effective as to this Indenture, then thereafter to the extent required by the Trust Indenture Act, the Indenture Trustee will mail each year to all Noteholders, with a copy to each Note Rating Agency a report concerning:

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

                  (i) its eligibility and qualifications to continue as trustee under this Indenture;

                  (ii) any amounts advanced by the Indenture Trustee under this Indenture;

                  (iii) the amount, interest rate and maturity date or indebtedness owing by the Issuer to the Indenture Trustee, in its individual capacity;

                  (iv) the property and funds physically held by the Indenture Trustee by which the related Notes are secured;

                  (v) any release or release and substitution of Collateral subject to the lien of this Indenture which has not previously been reported; and

                  (vi) any action taken by the Indenture Trustee that materially affects the Notes and that has not previously been reported.

            (c) If qualification in accordance with the Trust Indenture Act has become effective as to this Indenture, then thereafter the Indenture Trustee will comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

            (d) A copy of each such report will, at the time of such transmission to Noteholders, be filed by the Indenture Trustee with each stock exchange upon which the Notes are listed, and also with the Commission. The Issuer will notify the Indenture Trustee when the Notes are admitted to trading on any stock exchange.

            Section 904. Meetings of Noteholders; Amendments and Waivers.

            (a) A meeting of Noteholders of the Notes of any Series, Class or Tranche may be called at any time and from time to time pursuant to this Section to make, give or take any Action provided by this Indenture or any Indenture Supplement to be made, given or taken by Noteholders of such Series, Class or Tranche.

            (b) The Indenture Trustee may call a meeting of the Noteholders of a series, class or tranche of Notes at any time for any purpose specified hereunder or any Indenture Supplement. The Indenture Trustee will call a meeting upon request of the Issuer or the Holders of at least 10% in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche. In any case, a meeting will be called after notice is given to such Noteholders pursuant to Section 106.

            (c) To be entitled to vote at any meeting of Noteholders of any Series, Class or Tranche, a Person shall be (1) a Holder of one or more Outstanding Notes of such Series, Class or Tranche, or (2) a Person appointed by an instrument in writing as proxy for the Noteholder or Noteholders of one or more Outstanding Notes of such Series, Class or Tranche by the Noteholder or Noteholders. The only Person who shall be entitled to be present or to speak at any meeting of Noteholders of any Series, Class or Tranche shall be the Persons entitled to

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

vote at such meeting and their counsel, any representatives of the Indenture Trustee and its counsel and any representatives of the Issuer and its counsel.

            (d) Except for any consent that must be given by the Holders of each Outstanding Note affected or any action to be taken by the Issuer as holder of the Collateral Certificate, any resolution presented at any meeting at which a quorum is present may be adopted by the affirmative vote of the Majority Holders of that series, class or tranche, as the case may be. For any Action provided by the Series 2005-CC Supplement to be given or taken by the holder of the Collateral Certificate, any resolution presented at any meeting at which the Majority Holders of all Outstanding Notes is present in person or by proxy, may be adopted by the affirmative vote of the Majority Holders of all Outstanding Notes. However, any resolution with respect to any Action which may be given by the Holders of not less than a specified percentage in aggregate Outstanding Dollar Principal Amount of Outstanding Notes of a series, class or tranche or all Notes may be adopted at any meeting at which a quorum is present only by the affirmative vote of the Holders of not less than the specified percentage in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of that series, class or tranche or all Outstanding Notes, as the case may be. Any resolution passed or decision taken at any meeting of Noteholders duly held in accordance with this Indenture will be binding on all Noteholders of the affected series, class or tranche.

            (e) The quorum at any meeting will be persons holding or representing the Majority Holders of a series, class or tranche or all Notes, as the case may be; provided, however, that if any action is to be taken at that meeting concerning an Action that may be taken by the Holders of not less than a specified percentage in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of a series, class or tranche or all Notes, as applicable, the persons holding or representing such specified percentage in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche or all Notes will constitute a quorum.

            (f) The Issuer may make reasonable rules for other matters relating to Action by or a meeting of Noteholders not otherwise covered by this Section, including but not limited to the location or locations for such meeting, the manner of voting at such meeting, the appointment and duties of inspectors of the vote, the submission and examination of proxies, certificates and other evidence of the right to vote and the appointment of a chairperson for the meeting.

            Section 905. Reports by Issuer to the Commission. The Issuer will:

            (a) file with the Indenture Trustee, within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (b) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (c) transmit by mail to all Noteholders, as their names and addresses appear in the Note Register, within thirty (30) days after the filing thereof with the Indenture Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to paragraphs (a) and
(b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

            Section 906. Reports by Indenture Trustee. The Indenture Trustee will report to the Issuer with respect to the amount on deposit in the Issuer Accounts, and the identity of the investments included therein, as the Issuer may from time to time reasonably request which, absent the occurrence of an Event of Default hereunder, will not occur more often than monthly.

            Section 907. Monthly Noteholders' Statement. On each Transfer Date the Issuer will, in cooperation with the Servicer of the Master Trust, complete and deliver to the Indenture Trustee and the Master Trust Trustee (with a copy to each Note Rating Agency) a Monthly Noteholders' Statement.

            Section 908. Payment Instruction to Master Trust.

            (a) Promptly after the receipt by the Issuer of each Monthly Servicer's Certificate under the Series 2005-CC Supplement, the Issuer will, in cooperation with the Servicer of the Master Trust, complete the Payment Instruction and deliver a copy thereof to the Indenture Trustee and the Master Trust Trustee.

            (b) From time to time, the Issuer will notify the Servicer under the Series 2005-CC Supplement of the information necessary to be provided by the Issuer under Sections 5.01 and 5.02 of the Series 2005-CC Supplement to calculate the Invested Amount and the Principal Allocation Invested Amount of the Collateral Certificate.

                               [END OF ARTICLE IX]

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                                    ARTICLE X

              INDENTURE SUPPLEMENTS; AMENDMENTS TO THE POOLING AND
            SERVICING AGREEMENT AND AMENDMENTS TO THE TRUST AGREEMENT

            Section 1001. Supplemental Indentures Without Consent of Noteholders. Without the consent of the Holders of any Notes but with prior notice to each Note Rating Agency, the Issuer and the Indenture Trustee, at any time and from time to time, upon delivery of a Master Trust Tax Opinion and an Issuer Tax Opinion and upon delivery by the Issuer to the Indenture Trustee of an Officer's Certificate to the effect that the Issuer reasonably believes that such amendment will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future, the Issuer may amend this Indenture, including any Indenture Supplement or other supplemental indentures, or enter into one or more Indenture Supplements, in form satisfactory to the Indenture Trustee, for any of the following purposes:

            (a) to evidence the succession of another Entity to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes; or

            (b) to add to the covenants of the Issuer, or to surrender any right or power herein conferred upon the Issuer by the Issuer, for the benefit of the Holders of the Notes of any or all series, classes or tranches (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series, classes or tranches of Notes, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series, classes or tranches); or

            (c) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; or

            (d) to add to this Indenture such provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this Indenture was executed or any corresponding provision in any similar federal statute hereafter enacted; or

            (e) to establish any form of Note, as provided in Article II, and to provide for the issuance of any series, class or tranche of Notes as provided in
Article III and to set forth the terms thereof, and/or to add to the rights of the Holders of the Notes of any series, class or tranche; or

            (f) to evidence and provide for the acceptance of appointment by another corporation as a successor Indenture Trustee hereunder with respect to one or more series, classes or tranches of Notes and to add to or change any of the provisions of this Indenture as will be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to Section 811 or Section 819; or

            (g) to add any additional Early Redemption Events or Events of Default in respect of the Notes of any or all series, classes or tranches (and if such additional Events of Default are to be in respect of less than all series, classes or tranches of Notes, stating that such

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Events of Default are expressly being included solely for the benefit of one or more specified series, classes or tranches); or

            (h) to provide for the consolidation of the Master Trust and the Issuer into a single Entity or the transfer of assets in the Master Trust to the Issuer after the termination of all series of Investor Certificates (other than the Collateral Certificate); or

            (i) if one or more additional Sellers under the Pooling and Servicing Agreement are added to, or replaced under, the Pooling and Servicing Agreement, or one or more additional Beneficiaries under the Trust Agreement are added to, or replaced under, the Trust Agreement, to make any necessary changes to the Indenture, any Indenture Supplement or any other related document; or

            (j) to provide for additional or alternative forms of credit enhancement for any series, class or tranche of Notes; or

            (k) to comply with any regulatory, accounting or tax laws; or

            (l) to qualify for sale treatment under generally accepted accounting principles.

      Additionally, notwithstanding any provision of this Article X to the contrary, and in addition to (a) through (l) above this Indenture, including any Indenture Supplement, may be amended without the consent of the Indenture Trustee or any of the Noteholders, upon delivery of a Master Trust Tax Opinion and an Issuer Tax Opinion for the purpose of:

                  (i) adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or any Indenture Supplement;

                  (ii) modifying in any manner the rights of the Holders of the Notes under this Indenture or any Indenture Supplement; or

                  (iii) to provide for the inclusion in the Trust Estate of additional collateral (in addition to the Collateral Certificate) and the issuance of Notes backed by any such additional collateral;

      provided, however, that (i) the Issuer shall deliver to the Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that the Issuer reasonably believes that such amendment will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future and (ii) each Note Rating Agency confirms in writing that such amendment will not cause a Ratings Effect.

            Section 1002. Supplemental Indentures with Consent of Noteholders. In addition to any amendment permitted pursuant to Section 1001 hereof, with prior notice to each applicable Note Rating Agency and the consent of Holders of more than 66-2/3% in Outstanding Dollar Principal Amount of each series, class or tranche affected by such amendment of this Indenture, including any Indenture Supplement, by Act of said Holders delivered to the Issuer

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and the Indenture Trustee, the Issuer and the Indenture Trustee, upon delivery of a Master Trust Tax Opinion and an Issuer Tax Opinion, may enter into an amendment of or supplemental indenture to this Indenture or any Indenture Supplement for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or any Indenture Supplement or of modifying in any manner the rights of the Holders of the Notes of each such series, class or tranche under this Indenture or any Indenture Supplement; provided, however, that no such amendment of or a supplemental indenture to an Indenture Supplement will, without the consent of the Holder of each Outstanding Note affected thereby:

            (a) change the scheduled payment date of any payment of interest on any Note, or change an Scheduled Principal Payment Date or Legal Maturity Date of any Note;

            (b) reduce the Stated Principal Amount of, or the interest rate on any Note, or change the method of computing the Outstanding Dollar Principal Amount, the Adjusted Outstanding Dollar Principal Amount or the Nominal Liquidation Amount in a manner that is adverse to the Holder of any Note;

            (c) impair the right to institute suit for the enforcement of any payment on any Note;

            (d) reduce the percentage in Outstanding Dollar Principal Amount of the Outstanding Notes of any series, class or tranche, the consent of whose Holders is required for any such amendment, or the consent of whose Holders is required for any waiver of compliance with the provisions of this Indenture or of defaults hereunder and their consequences, provided for in this Indenture;

            (e) modify any of the provisions of this Section or Section 718, except to increase any percentage of Holders required to consent to any such amendment or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

            (f) permit the creation of any lien or other encumbrance on the Collateral that secures any tranche of Notes that is prior to the lien in favor of the Indenture Trustee for the benefit of the Holders of the Notes of such tranche;

            (g) change any Place of Payment where any principal of, or interest on, any Note is payable, unless otherwise provided in the applicable Indenture Supplement;

            (h) change the method of computing the amount of principal of, or interest on, any Note on any date; or

            (i) make any other amendment not permitted by Section 1001.

            An amendment of or supplemental indenture to this Indenture or an Indenture Supplement which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series, class or tranche of Notes, or which modifies the rights of the Holders of Notes of such series, class or

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tranche with respect to such covenant or other provision, will be deemed not to affect the rights under this Indenture of the Holders of Notes of any other series, class or tranche.

            It will not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed amendment or Indenture Supplement, but it will be sufficient if such Act will approve the substance thereof.

            Section 1003. Execution of Amendments and Indenture Supplements. In executing or accepting the additional trusts created by any amendment of this Indenture or any Indenture Supplement or supplemental indenture permitted by this Article X or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 801) will be fully protected in relying upon, an Officer's Certificate of the Issuer stating that the execution of such amendment or Indenture Supplement or supplement indenture is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied. The Indenture Trustee may, but will not (except to the extent required in the case of an amendment or Indenture Supplement or supplement indenture entered into under
Section 1001(d) or 1001(f)) be obligated to, enter into any such amendment or Indenture Supplement or supplement indenture which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

            Section 1004. Effect of Amendments and Indenture Supplements. Upon the execution of any amendment of this Indenture or any Indenture Supplement, or any supplemental indentures under this Article, this Indenture and the related Indenture Supplement will be modified in accordance therewith with respect to each series, class or tranche of Notes affected thereby, or all Notes, as the case may be, and such amendment or supplemental indenture will form a part of this Indenture and the related Indenture Supplement for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder will be bound thereby to the extent provided therein.

            Section 1005. Conformity with Trust Indenture Act. If qualification in accordance with the Trust Indenture Act has become effective as to this Indenture, then thereafter every amendment of this Indenture or any Indenture Supplement and every supplemental indenture executed pursuant to this Article X shall conform to the requirements of the Trust Indenture Act as in effect at the time of such amendment or supplemental indenture, as applicable.

            Section 1006. Reference in Notes to Indenture Supplements. Notes authenticated and delivered after the execution of any amendment of this Indenture or any Indenture Supplement or any supplemental indenture pursuant to this Article X may, and if required by the Indenture Trustee, shall bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplemental indenture. If the Issuer will so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment or supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee or its agent in exchange for Outstanding Notes.

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            Section 1007. Amendments to the Pooling and Servicing Agreement. By
its acceptance of a Note, each Noteholder acknowledges that the Seller and the Master Trust Trustee may amend the Pooling and Servicing Agreement and any supplement thereto without the consent of the Holders of any Investor Certificates (including the Issuer) or any Noteholder, so long as such amendment or supplement would not materially adversely affect the interests of the Holders of any Investor Certificates or any Noteholder.

            For purposes of any vote or consent under the Pooling and Servicing Agreement or any supplement thereto:

                  (i) that requires the consent or vote of each Investor Certificateholder, each Noteholder will be treated as an Investor Certificateholder under the Pooling and Servicing Agreement and any related supplement thereto;

                  (ii) that requires the consent or vote of any series of Investor Certificates, each series of Notes will be treated as a series of Investor Certificates under the Pooling and Servicing Agreement and any related supplement thereto;

                  (iii) that requires the consent or vote of any class of Investor Certificates, each class or tranche of Notes will be treated as a class of Investor Certificates under the Pooling and Servicing Agreement and any related supplement thereto; and

                  (iv) Noteholders deemed Investor Certificateholders pursuant to this Section 1007 are deemed to hold an unpaid principal amount of such Investor Certificates equal to the Nominal Liquidation Amount of the corresponding Notes.

            By their acceptance of a Note, each Noteholder will be deemed to have consented to any amendment to the Pooling and Servicing Agreement, the Series 2005-CC Supplement, the Trust Agreement and any other document or agreement relating to any of the foregoing for the purpose of providing for the transfer of Receivables from National City (or any additional seller under the Pooling and Servicing Agreement) to a bankruptcy remote special purpose entity and from such entity to the Master Trust and the substitution of a bankruptcy remote special purpose entity as the beneficiary of the Issuer.

            Section 1008. Amendments to the Trust Agreement.

            (a) Subject to the provisions of the Trust Agreement, without the consent of the Holders of any Notes or the Indenture Trustee, the Owner Trustee (at the written direction of the Beneficiary) and the Beneficiary may amend the Trust Agreement upon delivery by the Issuer to the Indenture Trustee of an Officer's Certificate to the effect that the Issuer reasonably believes that, based on the facts known to such officer at the time of such certification, as such amendment will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future.

            (b) In addition to any amendment permitted pursuant to Section 1008(a), subject to the provisions of the Trust Agreement, (A) in the case of a significant change in the permitted activities of the Issuer which is not materially adverse to the Holders of the Notes, with

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

the consent of the Majority Holders of each series, class or tranche of Notes affected by such change, and (B) in all other cases, with the consent of the Holders of more than 66% in Outstanding Dollar Principal Amount of the Outstanding Notes affected by such amendment, by Action of said Holders delivered to the Indenture Trustee, the Beneficiary and the Owner Trustee (at the written direction of the Beneficiary) may amend the Trust Agreement for the purpose of adding, changing or eliminating any provisions of the Trust Agreement or of modifying the rights of those Noteholders.

            Section 1009. Notice. If the Issuer, as holder of the Collateral Certificate for the benefit of the Noteholders, receives a request for a consent to any amendment, modification, waiver or supplement under this Indenture, the Pooling and Servicing Agreement, the Series 2005-CC Supplement, the Trust Agreement or other document contemplated herein, the Issuer will forthwith provide notice of such proposed amendment, modification, waiver or supplement, as provided in Section 106, to each Noteholder as of such date that is entitled to vote on a consent to such matter and to each Note Rating Agency. The Issuer will request from such Noteholders directions as to (i) whether or not the Issuer should take or refrain from taking any action which the holder of the Collateral Certificate has the option to direct, (ii) whether or not to give or execute any waivers, consents, amendments, modifications or supplements as a holder of such Collateral Certificate and (iii) the casting of any vote with respect to the Collateral Certificate or the Noteholders of a series or tranche if a vote has been called for with respect thereto; provided, that, in directing any action or casting any vote or giving any consent as the holder of the Collateral Certificate, the Owner Trustee on behalf of the Issuer will vote or consent with respect to such Collateral Certificate the applicable series, class or tranche, as the case may be, in the same proportion as the Notes were actually voted by Holders thereof as notified by such Noteholders to the Owner Trustee on behalf of the Issuer at least two (2) Business Days before the Owner Trustee on behalf of the Issuer takes such action or casts such vote or gives such consent.

                               [END OF ARTICLE X]

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                                   ARTICLE XI

               REPRESENTATIONS, WARRANTIES AND COVENANTS OF ISSUER

            Section 1101. Payment of Principal and Interest. With respect to each series, class or tranche of Notes, the Issuer will duly and punctually pay the principal of and interest on such Notes in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in this Indenture for the benefit of, the Notes of such series, class or tranche.

            Section 1102. Maintenance of Office or Agency. The Issuer will maintain an office or agency in the Borough of Manhattan, City and State of New York (unless otherwise provided in the applicable Indenture Supplement or Terms Document), and in each Place of Payment where Notes may be presented or surrendered for payment, where Notes may be surrendered for transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of such office or agency. If at any time the Issuer will fail to maintain such office or agency or will fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee its agent to receive all such presentations, surrenders, notices and demands.

            The Issuer may also from time to time designate one or more other offices or agencies where the Notes of one or more Series, Classes or Tranches may be presented or surrendered for any or all of such purposes specified above and may constitute and appoint one or more Paying Agents for the payments of such Notes, in one or more other cities, and may from time to time rescind such designations and appointments; provided, however, that no such designation, appointment or rescission shall in any matter relieve the Issuer of its obligations to maintain an office or agency in each Place of Payment for Notes of any Series, Class or Tranche for such purposes. The Issuer will give prompt written notice to the Indenture Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless and until the Issuer rescinds such appointment, the Issuer hereby appoints the Indenture Trustee, at its principal office, as its Paying Agent in New York, New York with respect to all Series, Classes and Tranches of Notes having a Place of Payment in the City of New York, New York.

            Section 1103. Money for Note Payments to be Held in Trust. The Paying Agent, on behalf of the Indenture Trustee, will make distributions to Noteholders from the applicable Issuer Accounts pursuant to the provisions of
Article V of this Indenture or any Indenture Supplement and will report the amounts of such distributions to the Indenture Trustee. Any Paying Agent will have the revocable power to withdraw funds from the applicable Issuer Accounts for the purpose of making the distributions referred to above. The Indenture Trustee may revoke such power and remove the Paying Agent if the Indenture Trustee determines in its sole discretion that the Paying Agent has failed to perform its obligations under this Indenture or any Indenture Supplement in any material respect. The Paying Agent upon removal will return all funds in its possession to the Indenture Trustee.

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            The Issuer will cause each Paying Agent (other than the Indenture
Trustee) for any series, class or tranche of Notes to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent will agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it so agrees), subject to the provisions of this Section, that such Paying Agent will:

            (a) hold all sums held by it for the payment of principal of or interest on Notes of such series, class or tranche in trust for the benefit of the related Noteholders until such sums will be paid to such Noteholders or otherwise disposed of as herein provided;

            (b) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes of such series, class or tranche) in the making of any such payment of principal or interest on the Notes of such series, class or tranche;

            (c) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

            (d) immediately resign as a Paying Agent and, if such Paying Agent is not the Indenture Trustee, forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards described in this Section required to be met by a Paying Agent at the time of its appointment; and

            (e) comply with all requirements of the Internal Revenue Code or any other applicable tax law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

            The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series, class or tranche of Notes or for any other purpose, pay, or by an Officer's Certificate direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by the Issuer or such Paying Agent in respect of each and every series, class or tranche of Notes as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Issuer in respect of all Notes, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent will be released from all further liability with respect to such money.

            Any money deposited with the Indenture Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of or interest on any Note of any series, class or tranche and remaining unclaimed for two years after such principal or interest has become due and payable will be paid to the Issuer upon request in an Officer's Certificate, or (if then held by the Issuer) will be discharged from such trust; and the Holder of such Note will thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, will thereupon cease. The Indenture Trustee or such

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

Paying Agent, before being required to make any such repayment, may at the expense of the Issuer give notice to the Holders of the Notes as to which the money to be repaid was held in trust, as provided in Section 106, a notice that such funds remain unclaimed and that, after a date specified in the notice, which will not be less than thirty (30) days from the date on which the notice was first mailed or published to the Holders of the Notes as to which the money to be repaid was held in trust, any unclaimed balance of such funds then remaining will be paid to the Issuer free of the trust formerly impressed upon it.

            The Issuer initially authorizes the Indenture Trustee to act as Paying Agent for the Notes on its behalf. The Issuer may at any time and from time to time authorize one or more Persons (including the Indenture Trustee) to act as Paying Agent in addition to or in place of the Indenture Trustee with respect to any series, class or tranche of Notes issued under this Indenture.

            Each Paying Agent will at all times have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by a United States federal or state authority or be regulated by or subject to the supervision or examination of a governmental authority of a nation that is member of the Organization for Economic Cooperation and Development. If such Paying Agent publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Paying Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition as so published.

            Section 1104. Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Note Rating Agencies, on or before May 31st of each year, beginning in 2006, a written statement signed by an Issuer Authorized Officer stating that:

            (a) a review of the activities of the Issuer during the prior year and of the Issuer's performance under this Indenture and under the terms of the Notes has been made under such Issuer Authorized Officer's supervision; and

            (b) to the best of such Issuer Authorized Officer's knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant (without regard to any grace period or requirement of notice), specifying each such default known to such Issuer Authorized Officer and the nature and status thereof.

            Section 1105. Legal Existence. The Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence.

            Section 1106. Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

            Section 1107. Compliance with Laws. The Issuer will comply with the requirements of all applicable laws, the noncompliance with which would, individually or in the

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

aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes or this Indenture.

            Section 1108. Notice of Events of Default. The Issuer agrees to give the Indenture Trustee and the Note Rating Agencies prompt written notice of each Event of Default hereunder and any material breach on the part of the Seller, the Servicer or the Seller of their respective obligations under the Pooling and Servicing Agreement.

            Section 1109. Certain Negative Covenants. The Issuer will not:

            (a) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts withheld in good faith from such payments under the Internal Revenue Code or other applicable tax law including foreign withholding);

            (b) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee, created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby;

            (c) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien in favor of the Indenture Trustee created by this Indenture or any liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof; or

            (d) permit the lien in favor of the Indenture Trustee created by this Indenture not to constitute a valid first priority security interest in the Collateral (other than any liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto); or

            (e) voluntarily dissolve or liquidate.

            Section 1110. No Other Business. The Issuer will not engage in any business other than as permitted under the Trust Agreement.

            Section 1111. Rule 144A Information. For so long as any of the Notes of any series, class or tranche are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Exchange Act, the Issuer agrees to provide to any Noteholder of such series, class or tranche and to any prospective purchaser of Notes designated by such Noteholder, upon the request of such Noteholder or prospective purchaser, any information required to be provided to such Holder or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Exchange Act.

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            Section 1112. Performance of Obligations; Servicing of Receivables.

            (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Trust Agreement or such other instrument or agreement.

            (b) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, any Indenture Supplement, the Trust Agreement and in the instruments and agreements relating to the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Trust Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided herein or therein, the Issuer shall not waive, amend, modify, supplement or terminate this Indenture, any Indenture Supplement or the Trust Agreement or any provision thereof without the consent of the Holders of a majority of the Outstanding Amount of the Notes of each adversely affected series, class or tranche.

            (c) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and the Majority Holders of each affected series, class or tranche, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in this Indenture or the Trust Agreement), or waive timely performance or observance by the Servicer of its obligations under the Pooling and Servicing Agreement; and (ii) that, without the consent of the Holders of all Outstanding Notes, any such amendment, modification, waiver, supplement, termination or surrender shall not (A) increase or reduce (or cause any increase or reduction) in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Collateral or distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, modification, waiver, supplement, termination or surrender without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, waiver, supplement, termination or surrender shall be so consented to by the Indenture Trustee and such Noteholders, the Issuer agrees to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as are necessary or appropriate in the circumstances.

            Section 1113. Issuer May Consolidate, Etc., Only on Certain Terms.

            (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (1) the Person (if other than the Issuer) formed by or surviving such consolidation or merger (i) shall be a Person organized and existing under the laws of the

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      United States of America, any state thereof or the District of Columbia,
      (ii) shall not be subject to regulation as an "investment company" under the Investment Company Act and (iii) shall expressly assume, by a supplemental indenture, executed and delivered to the Indenture Trustee, in a form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default or Early Redemption Event shall have occurred and be continuing;

                  (3) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that (i) such consolidation or merger and such a supplemental indenture comply with this Section 1113, (ii) all conditions precedent in this Section 1113 relating to such transaction have been complied with (including any filing required by the Securities Exchange Act), and (iii) such a supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against such Person;

                  (4) the Issuer shall have received written confirmation from each Note Rating Agency that there will be no Ratings Effect with respect to any Outstanding Notes as a result of such consolidation or merger;

                  (5) the Issuer shall have received an Issuer Tax Opinion and a Master Trust Tax Opinion; and

                  (6) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (7) such action shall not be contrary to the status of the Issuer as a qualified special purpose entity under existing accounting literature.

            (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Collateral, substantially as an entirety to any Person, unless:

                  (1) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, (B) expressly assume, by a supplemental indenture executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the lien and security interest of the Indenture Trustee created by this Indenture, (D) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Securities Exchange Act in connection with the

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      Notes and (E)not be an "investment company" as defined in the Investment
      Company Act;

                  (2) immediately after giving effect to such transaction, no Event of Default or Early Redemption Event shall have occurred and be continuing;

                  (3) the Issuer shall have received written confirmation from each Note Rating Agency that there will be no Ratings Effect with respect to any Outstanding Notes as a result of such conveyance or transfer;

                  (4) the Issuer shall have received an Issuer Tax Opinion and a Master Trust Tax Opinion;

                  (5) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (6) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this
      Section 1113 and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Securities Exchange Act).

            Section 1114. Successor Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 1113 hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the Issuer in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Section 1114 shall be released from its obligations under this Indenture as issued immediately upon the effectiveness of such conveyance or transfer, provided that the Issuer shall not be released from any obligations or liabilities to the Indenture Trustee or the Noteholders arising prior to such effectiveness.

            Section 1115. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the Trust Agreement, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

            Section 1116. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

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            Section 1117. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions as contemplated by, and to the extent funds are available for such purpose under, the Trust Agreement and (y) payments to the Indenture Trustee pursuant to Section 807 hereof. The Issuer will not, directly or indirectly, make payments to or distributions from any Issuer Account except in accordance with this Indenture or any Indenture Supplement.

            Section 1118. No Borrowing. The Issuer will not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness, except for the Notes and except as expressly provided for pursuant to the terms of the Trust Agreement, this Indenture, any Indenture Supplement or supplemental indenture hereto or thereto.

                               [END OF ARTICLE XI]

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                                   ARTICLE XII

                            EARLY REDEMPTION OF NOTES

            Section 1201. Applicability of Article. Unless otherwise specified in the applicable Indenture Supplement related to a series, class or tranche of Notes, pursuant to the terms of this Article XII, the Issuer will redeem and pay, provided that funds are available, each affected series, class or tranche of Notes upon the occurrence of any Early Redemption Event with respect to such affected Series, Class or Tranche. Unless otherwise specified in the applicable Indenture Supplement relating to a series, class or tranche of Notes, or in the form of Notes for such series, class or tranche, the following are "Early Redemption Events":

            (a) with respect to any series, class or tranche of Notes, the occurrence of the Scheduled Principal Payment Date of such Note;

            (b) the occurrence of any Pay Out Event as defined in the Pooling and Servicing Agreement or any Series 2005-CC Pay Out Event as described in the Series 2005-CC Supplement;

            (c) The Issuer becomes an investment company within the meaning of the Investment Company Act; or

            (d) with respect to any series, class or tranche of Notes, any additional Early Redemption Event specified in or pursuant to the related Indenture Supplement for such series, class or tranche as applying to such series, class or tranche.

            The repayment price of a series, class or tranche of Notes so redeemed will equal the Outstanding principal amount of such series, class or tranche, plus interest accrued and unpaid to but excluding the date of redemption, the payment of which will be subject to the allocation, deposit and payment provisions of this Indenture and the related Indenture Supplement.

            If the Issuer is unable to pay the repayment price in full on the Principal Payment Date following the end of the Monthly Period in which the Early Redemption Event occurs, monthly payments on such Series, Class or Tranche of Notes will thereafter be made on each following Distribution Date until the Outstanding principal amount of such Series, Class or Tranche, plus all accrued and unpaid interest, is paid in full or the Legal Maturity Date occurs, whichever is earlier, subject to the allocation, deposit and payment provisions of this Indenture and the related Indenture Supplement. Any funds in any Issuer Account for a Series, Class or Tranche of Notes with respect to which an Early Redemption Event has occurred will be applied to make the principal and interest payments on such Series, Class or Tranche of Notes on the repayment date, subject to the allocation, deposit and payment provisions of this Indenture and the related Indenture Supplement. Principal payments on a Series, Class or Tranche of Notes with respect to which an Early Redemption Event has occurred will be made first to the most Senior Notes until paid in full, then to the next Subordinated Notes until paid in full, subject to the allocation, deposit and payment provisions of this Indenture and the related Indenture Supplement.

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

            Section 1202. Optional Repurchase. Unless otherwise provided in the applicable Indenture Supplement for a series, class or tranche of Notes, the Servicer has the right, but not the obligation, to redeem a series, class or tranche of Notes in whole but not in part on any day on or after the day on which the aggregate Nominal Liquidation Amount of such series, class or tranche is reduced to less than 5% of its Initial Dollar Principal Amount; provided, however, that if such series, class or tranche of Notes is of a Subordinated Class, the Servicer will not redeem such Notes if the provisions of the related Indenture Supplement would prevent the payment of such subordinated Note until a level of prefunding of the principal funding account or sub-accounts, as applicable, for the Senior Classes of Notes for that series has been reached such that the amount of such deficiency in the required subordination of a Senior Class of Notes is no longer required to provide subordination protection for the Senior Classes of that series. If the Servicer elects to redeem a series, class or tranche of Notes, it will cause the Issuer to notify the Holders of such redemption at least thirty (30) days prior to the redemption date. The redemption price of a series, class or tranche so redeemed will equal the Outstanding principal amount of such series, class or tranche, plus interest accrued and unpaid or principal accreted and unpaid on such series, class or tranche to but excluding the date of redemption, the payment of which will be subject to Article V, Article VII and the allocations, deposits and payments sections of the related Indenture Supplement.

            If the Issuer is unable to pay the redemption price in full on the redemption date, monthly payments on such series, class or tranche of Notes will thereafter be made on each following Distribution Date until the Outstanding principal amount of such series, class or tranche, plus all accrued and unpaid interest, is paid in full or the Legal Maturity Date occurs, whichever is earlier, subject to Article V, Article VII and the allocation, deposit and payment provisions of this Indenture and the related Indenture Supplement. Any funds in any Issuer Account for a redeemed series, class or tranche will be applied to make the principal and interest payments on that series, class or tranche on the redemption date in accordance with the related Indenture Supplement. Principal payments on redeemed series, classes or tranches will be made in accordance with the related Indenture Supplement.

            Section 1203. Notice. Promptly after the occurrence of any Early Redemption Event or a redemption pursuant to Section 1202, the Issuer will notify the Indenture Trustee and the Note Rating Agencies in writing of the identity, Stated Principal Amount and Outstanding Dollar Principal Amount of the affected series, class or tranche of Notes to be redeemed. Notice of redemption will promptly be given as provided in Section 106. All notices of redemption will state (a) the Series, Class or Tranche of Notes to be redeemed pursuant to this Article XII, (b) the date on which the redemption of the applicable series, class or tranche of Notes pursuant to this Article will begin, which will be the Distribution Date next following the end of the Monthly Period in which the applicable Early Redemption Event or redemption pursuant to Section 1202 occurs,
(c) the repayment price for such series, class or tranche of Notes, which will be equal to the Outstanding principal amount of such series, class or tranche plus interest accrued or principal accreted and unpaid (if any), the payment of which will be subject to Article V, Article VII and the allocations, deposits and payments sections of the related Indenture Supplement and (d) the series, class or tranche of Notes to be redeemed pursuant to this Article.

                              [END OF ARTICLE XII]

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

                                  ARTICLE XIII

                                   COLLATERAL

            Section 1301. Recording, Etc.

            (a) The Issuer intends the Security Interest granted pursuant to this Indenture in favor of the Indenture Trustee to be prior to all other liens in respect of the Collateral. Subject to Section 1303, the Issuer will take all actions necessary to obtain and maintain a perfected lien on and security interest in the Collateral in favor of the Indenture Trustee. The Issuer will from time to time execute, authorize and deliver all such supplements and amendments hereto and all such financing statements, amendments thereto, instruments of further assurance and other instruments, all as prepared by the Issuer, and will take such other action necessary or advisable to:

            (i) grant a Security Interest more effectively in all or any portion of the Collateral;

            (ii) maintain or preserve the Security Interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

            (iii) perfect, publish notice of or protect the validity of any grant made or to be made by this Indenture;

            (iv) enforce the Collateral Certificate, any Supplemental Credit Enhancement Agreements and any Supplemental Liquidity Agreements and each other instrument or agreement included in the Collateral;

            (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee in such Collateral against the claims of all persons and parties; or

            (vi) pay all taxes or assessments levied or assessed upon the Collateral when due.

            (b) The Issuer will from time to time promptly pay and discharge all UCC recording and filing fees, charges and taxes relating to this Indenture, any amendments thereto and any other instruments of further assurance.

            (c) Without limiting the generality of clauses (a)(ii) or (a)(iii):

            (i) The Issuer will cause this Indenture, all amendments and supplements hereto and all financing statements and amendments thereto and any other necessary documents covering the Indenture Trustee's right, title and interest to the Collateral to be promptly recorded, registered and filed, and at all times to be kept, recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Indenture Trustee in and all property comprising the Collateral. The Issuer will deliver to the Indenture Trustee file-

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

      stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing.

            (ii) Within 30 days after the Issuer makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (c)(i) seriously misleading within the meaning of Section 9-506(b) (or any comparable provision) of the UCC, the Issuer will give the Indenture Trustee notice of any such change and will file such financing statements or amendments as may be necessary to continue the perfection of the Indenture Trustee's security in the Collateral.

            (d) The Issuer will give the Indenture Trustee prompt notice of any relocation of its chief executive office, place of business or State of location, and any change in the jurisdiction of its organization, and whether, as a result of such relocation or change, the applicable provision of the UCC would require the filing of any amendment of any previously filed financing statement or of any new financing statement and will file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Indenture Trustee's security interest in the Collateral. The Issuer will at all times maintain its jurisdiction of organization within the United States.

            (e) The duty of the Indenture Trustee to execute or authorize any instrument required pursuant to this Section will arise only if the Indenture Trustee has knowledge of the type described in Section 701(c) of any default of the Issuer in complying with the provisions of this Section.

            Section 1302. Trust Indenture Act Requirements. The release of any Collateral from the lien created by this Indenture or the release of, in whole or in part, such liens, will not be deemed to impair the Security Interest in contravention of the provisions hereof if and to the extent the Collateral or liens are released pursuant to the terms hereof. The Indenture Trustee and each of the Noteholders acknowledge that a release of Collateral or liens strictly in accordance with the terms hereof will not be deemed for any purpose to be an impairment of the remaining Security Interest in contravention of the terms of this Indenture. After qualification in accordance with the Trust Indenture Act has become effective as to this Indenture, to the extent applicable, without limitation, the Issuer and each other obligor on the Notes will cause Trust Indenture Act Section 314(d) relating to the release of property or securities from the liens hereof to be complied with. Any certificate or opinion required by Trust Indenture Act Section 314(d) may be made by an officer of the appropriate obligor, except in cases in which Trust Indenture Act Section 314(d) requires that such certificate or opinion be made by an independent person.

            Section 1303. Suits To Protect the Collateral. Subject to the provisions of this Indenture, the Indenture Trustee will have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Indenture, and such suits and proceedings as the Indenture Trustee may deem expedient to preserve or protect the interests of the and the interests of the Indenture Trustee and the Holders of the Notes in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or

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

otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Security Interests or be prejudicial to the interests of the Holders of the Notes or the Indenture Trustee). No counterparties to a Supplemental Credit Enhancement Agreement or any Supplemental Liquidity Agreement may direct the Indenture Trustee to enforce the Security Interest.

            Section 1304. Purchaser Protected. In no event will any purchaser in good faith of any property purported to be released hereunder be bound to ascertain the authority of the Indenture Trustee to execute the release or to inquire as to the satisfaction of any conditions required by the provisions hereof for the exercise of such authority or to see to the application of any consideration given by such purchaser or other transferee; nor will any purchaser or other transferee of any property or rights permitted by this Article to be sold be under any obligation to ascertain or inquire into the authority of the Issuer or any other obligor, as applicable, to make any such sale or other transfer.

            Section 1305. Powers Exercisable by Receiver or Indenture Trustee. In case the Collateral shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article upon the Issuer or any other obligor, as applicable, with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the Issuer or any other obligor, as applicable, or of any officer or officers thereof required by the provisions of this Article.

            Section 1306. Determinations Relating to Collateral. In the event
(i) the Indenture Trustee shall receive any written request from the Issuer or any other obligor for consent or approval with respect to any matter or thing relating to any Collateral or the Issuer's or any other obligor's obligations with respect thereto or (ii) there shall be due to or from the Indenture Trustee under the provisions hereof any performance or the delivery of any instrument or
(iii) the Indenture Trustee shall become aware of any nonperformance by the Issuer or any other obligor of any covenant or any breach of any representation or warranty of the Issuer or any other obligor set forth in this Indenture, then, in each such event, the Indenture Trustee shall be entitled to hire experts, consultants, agents and attorneys to advise the Indenture Trustee on the manner in which the Indenture Trustee should respond to such request or render any requested performance or response to such nonperformance or breach (the expenses of which will be reimbursed to the Agent and the Indenture Trustee pursuant to Section 807). The Indenture Trustee will be fully protected in the taking of any action recommended or approved by any such expert, consultant, agent or attorney or agreed to by the Majority Holders of the Outstanding Notes.

            Section 1307. Release of Collateral.

            (a) Subject to the payment of its fees and expenses pursuant to
Section 807, the Indenture Trustee will, at the request of the Issuer or when otherwise required by the provisions of this Indenture, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article will be bound to

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

ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any funds.

            (b) Upon delivery of an Officer's Certificate certifying that the Issuer's obligations under this Indenture have been satisfied and discharged by complying with the provisions of this Article, the Indenture Trustee will (i) execute and deliver such releases, termination statements and other instruments (in recordable form, where appropriate) as the Issuer or any other obligor, as applicable, may reasonably request evidencing the termination of the Security Interest created by this Indenture and (ii) not be deemed to hold the Security Interests for the benefit of the Indenture Trustee, the Noteholders, any applicable Supplemental Credit Enhancement Provider or any applicable Supplemental Liquidity Provider.

            (c) National City and the Noteholders will be entitled to receive at least ten (10) days written notice when the Indenture Trustee proposes to take any action pursuant to clause (a), accompanied by copies of any instruments involved, and the Indenture Trustee will also be entitled to require, as a condition to such action, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

            Section 1308. Certain Actions by Indenture Trustee. Any action taken by the Indenture Trustee pursuant to this Article in respect of the release of any or all of the Collateral will be taken by the Indenture Trustee as its interest in such Collateral may appear, and no provision of this Article is intended to, or will, excuse compliance with any provision hereof.

            Section 1309. Opinions as to Collateral.

            (a) On the date hereof, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the filing of any financing statements as are necessary to perfect and maintain the perfection of the Security Interest granted by this Indenture in favor of the Indenture Trustee and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest perfected.

            (b) On or before March 31 in each calendar year, beginning in 2006, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel with respect to each UCC financing statement which has been filed by the Issuer with respect to the Collateral Certificate either stating that, (i) in the opinion of such counsel, such action has been taken with respect to such financing statements and amendments thereto as are necessary to maintain the first priority lien and Security Interest created by this Indenture and reciting the details of such action or (ii) in the opinion of such counsel no such action is necessary to maintain such lien and Security Interest. Such Opinion of Counsel will also describe the recording, filing, re-recording and refiling of such financing statements and amendments thereto that will, in the opinion of such counsel, be required to maintain the lien and Security Interest of this Indenture until March 31 in the following calendar year.

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

            Section 1310. Certain Commercial Law Representations and Warranties. The Issuer hereby makes the following representations and warranties. Such representations and warranties shall survive until the termination of this Indenture. Such representations and warranties speak of the date that a security interest in the Collateral is granted to the Indenture Trustee but shall not be waived by any of the parties to this Indenture unless each Note Rating Agency shall have notified the Beneficiary, the Owner Trustee and the Indenture Trustee in writing that such waiver will not result in a reduction or withdrawal of its then current rating of the Notes.

            (a) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Indenture Trustee in the related Collateral, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer.

            (b) The related Collateral constitutes an "account," a "general intangible," an "instrument," or a "certificated security" within the meaning of the applicable UCC.

            (c) At the time of its grant of any security interest in the related Collateral pursuant to this Indenture, the Issuer owned and had good and marketable title to such Collateral free and clear of any lien, claim or encumbrance of any Person.

            (d) The Issuer has caused or will have caused, within ten days after the initial execution of this Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the related Collateral granted to the Indenture Trustee pursuant to this Indenture.

            (e) The Issuer has registered the Indenture Trustee as the registered owner of the related Collateral.

            (f) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed, the related Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of the related Collateral other than any financing statement relating to the security interest granted to the Indenture Trustee pursuant to this Indenture or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

            Section 1311. Delegation of Duties. The Issuer may contract with or appoint other Persons (including National City and its Affiliates) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate will be deemed to be action taken by the Issuer.

                              [END OF ARTICLE XIII]

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                                   ARTICLE XIV

                                  MISCELLANEOUS

            Section 1401. No Petition. To the fullest extent permitted by applicable law, the Indenture Trustee, by entering into this Indenture, each Supplemental Credit Enhancement Provider or Supplemental Liquidity Provider, as applicable, by accepting its rights as a third party beneficiary hereunder, and each Noteholder, by accepting a Note, agrees that it will not at any time institute against National City, the Master Trust or the Issuer, or join in any institution against National City, the Master Trust or the Issuer of, any bankruptcy, liquidation, reorganization, arrangement, receivership, insolvency or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture, any Supplemental Credit Enhancement Agreement and any Supplemental Liquidity Agreement.

            Section 1402. Trust Obligations; Limited Recourse. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee or the Indenture Trustee, (ii) National City, the Seller, the Servicer, the Beneficiary or any other owner of a beneficial interest in the Issuer, or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee, the Indenture Trustee, National City, the Seller, the Servicer, the Beneficiary or any other holder of a beneficial interest in the Issuer or of any successor or assign of any such Person, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity).

            Section 1403. Limitations on Liability.

            (a) It is expressly understood and agreed by the parties hereto that
(i) this Indenture is executed and delivered by the Owner Trustee not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Indenture and by any Person claiming by, through or under them and (iv) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any related documents.

            (b) To the fullest extent permitted by applicable law, neither the Indenture Trustee or the Owner Trustee or any of their respective officers, directors, employees or agents will have any liability with respect to this Indenture or for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any related

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documents, and recourse of any Noteholder may be had solely to the Collateral pledged to secure the applicable Notes.

            Section 1404. Tax Treatment. Unless otherwise indicated in the related Indenture Supplement or Terms Documents, the Issuer and the Noteholders agree that the Notes are intended to be debt of National City for federal, state and local income and franchise tax purposes and agree to treat the Notes accordingly for all such purposes, unless otherwise required by a taxing authority.

            Section 1405. Actions Taken by the Issuer. Any and all actions that are to be taken by the Issuer may be taken by either the Beneficiary or the Owner Trustee, in each case, on behalf of the Issuer.

            Section 1406. Alternate Payment Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer, with the written consent of the Indenture Trustee, may enter into any agreement with any Holder of a Note providing for a method of payment or notice that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments or notices, as applicable, to be made in accordance with such agreements.

            Section 1407. Termination of Issuer. The Issuer and the respective obligations and responsibilities of the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate, except with respect to the duties described in Section 1408(b), as provided in the Trust Agreement.

            Section 1408. Final Distribution.

            (a) The Issuer shall give the Indenture Trustee at least thirty (30) days prior written notice of the Payment Date on which the Noteholders of any series, class or tranche may surrender their Notes for payment of the final distribution on and cancellation of such Notes. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Noteholders, the Indenture Trustee shall provide notice to Noteholders of such series, class or tranche specifying (i) the date upon which final payment of such series, class or tranche will be made upon presentation and surrender of Notes of such series, class or tranche at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified. The Indenture Trustee shall give such notice to the Note Registrar and the Paying Agent at the time such notice is given to Noteholders.

            (b) Notwithstanding a final distribution to the Noteholders of any series, class or tranche (or the termination of the Issuer), except as otherwise provided in this paragraph, all funds then on deposit in any Issuer Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders, and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if certificated. In the event that all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from the Indenture Trustee described in paragraph (a), the Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the applicable Issuer Account held for the benefit of such Noteholders. The Indenture Trustee and the Paying Agent shall pay to the Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two (2) years. After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

            Section 1409. Termination Distributions. Upon the termination of the Issuer pursuant to the terms of the Trust Agreement, the Indenture Trustee shall release, assign and convey to the Beneficiary or any of its designees, without recourse, representation or warranty, all of its right, title and interest in the Collateral, and any other property constituting the Trust Estate, whether then existing or thereafter created, all monies due or to become due and all amounts received or receivable with respect thereto (including all moneys then held in any Issuer Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to Section 1408(b). The Indenture Trustee shall execute and deliver such instruments of transfer and assignment as shall be provided to it, in each case without recourse, as shall be reasonably requested by the Beneficiary to vest in the Beneficiary or any of its designees all right, title and interest which the Indenture Trustee had in the Collateral and such other property.

            Section 1410. Supplemental Credit Enhancement Provider and Supplemental Liquidity Provider as Third-Party Beneficiary. Each Supplemental Credit Enhancement Provider and Supplemental Liquidity Provider is a third-party beneficiary of this Indenture to the extent specified in the applicable Supplemental Credit Enhancement Agreement, Supplemental Liquidity Agreement or Indenture Supplement.

                              [END OF ARTICLE XIV]

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                             NATIONAL CITY CREDIT CARD MASTER NOTE
                             TRUST,
                             By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

                             By: /s/ Patricia A. Evans
                                 --------------------------------------------
                                 Name: Patricia A. Evans
                                 Title: Vice President

                             THE BANK OF NEW YORK, as Indenture Trustee and not in its individual capacity

                             By: /s/ Michael Palladino
                                 --------------------------------------------
                                 Name: Michael Palladino
                                 Title: Assistant Treasurer

Acknowledged and Accepted:

NATIONAL CITY BANK,
     as Beneficiary and as Servicer

By: /s/ Russell A. Cronin, Jr.
    ------------------------------
    Name: Russell A. Cronin, Jr.
    Title: Senior Vice President

                                                                       EXHIBIT A

                          [FORM OF] PAYMENT INSTRUCTION

                               NATIONAL CITY BANK

                    ----------------------------------------

                   NATIONAL CITY CREDIT CARD MASTER NOTE TRUST

                    ----------------------------------------

      Unless otherwise indicated, capitalized terms used in this Payment Instruction have their respective meanings set forth in the Indenture; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Payment Instruction is delivered. This Payment Instruction is delivered pursuant to Section 908 of the Indenture.

      The date of this Payment Instruction is a Transfer Date under the Pooling and Servicing Agreement.

I        Allocations of Finance Charge Amounts:

         A.       Finance Charge Amounts paid to Series [______]................
                  $_______
         [B.      Finance Charge Amounts paid to Series [______]................
                  $_______
         C.       Finance Charge Amounts paid to Series [______]................
                  $_______
                                                                                Total     $_______]

II. Allocations of Available Principal Amounts:

         A.       Available Principal Amounts paid to Series [____]..................     $_______
         [B.      Available Principal Amounts paid to Series [____]..................     $_______
         C.       Available Principal Amounts paid to Series [____]..................     $_______
                                                                                Total     $_______]

            IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Payment Instruction this ____ day of __________, ____.

                                NATIONAL CITY BANK,
                                 as Beneficiary of the National City Credit Card Master Note Trust
                                      and
                                 as Servicer of the National City Credit Card
                                 Master Trust

                               By:______________________________________________
                                  Name:
                                  Title:

                                               Schedule to Payment Instruction *

                               NATIONAL CITY BANK

                    ----------------------------------------

                   NATIONAL CITY CREDIT CARD MASTER NOTE TRUST

                    ----------------------------------------

----------------
* A separate schedule is to be attached for each series, with appropriate changes and additions to reflect the specifics of the related Indenture Supplement.

                                                                       EXHIBIT B

                    [FORM OF] MONTHLY NOTEHOLDERS' STATEMENT

Date: ______ __, ____

                   NATIONAL CITY CREDIT CARD MASTER NOTE TRUST
                     MONTHLY PERIOD ENDING _______ __, ____

      Reference is made to the Series 2005-CC Supplement (the "Series 2005-CC Supplement"), dated as of ____ __, 2005, between National City Bank, a national banking association (the "Bank"), as Seller and Servicer, and The Bank of New York (Delaware), as Trustee, and the Indenture (the "Indenture"), dated as of _____ __, 2005, between National City Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Terms used herein and not defined herein have the meanings ascribed to them in the Series 2005-CC Supplement, the Indenture and the related Indenture Supplements, as applicable.

      The following computations are prepared with respect to the Transfer Date of _______ __, ____ and with respect to the performance of the Trust during the related Monthly Period.

A. Reductions of and Increases to Nominal Liquidation Amount:

                                                                       Reductions
                 Nominal                  Reductions                     due to
               Liquidation  Reimburse-      due to                     amounts on
               Amount for   ments from   reallocation   Reductions     deposit in      Current
                  prior      Finance     of Available     due to      the Principal    Nominal
                 Monthly     Charge       Principal      Investor        Funding     Liquidation
   Series        Period      Amounts       Amounts      Charge-Offs    Sub-Account     Amount
-------------  -----------  ----------   ------------   -----------   -------------  ------------
[Series[----]

[Series[----]

[Total:]

            IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Noteholders' Statement this __th day of __________, _____.

                               NATIONAL CITY BANK,
                                 as Beneficiary of the National City Credit Card Master Note Trust
                                   and
                                 as Servicer of the National City Credit Card
                                 Master Trust

                               By:______________________________________________
                                  Name:
                                  Title:

                                     Schedule to Monthly Noteholders' Statement*

                               NATIONAL CITY BANK

                    ----------------------------------------

                   NATIONAL CITY CREDIT CARD MASTER NOTE TRUST

                    ----------------------------------------

----------------
* A separate schedule is to be attached for each series, with appropriate changes and additions to reflect the specifics of the related Indenture Supplement.

                                                                       EXHIBIT C

                           [FORM OF] INVESTMENT LETTER

                                     [Date]

The Bank of New York
as Indenture Trustee,
[-]
[-]
[-]
[-]

National City Credit Card Master Note Trust

c/o National City Bank, as Beneficiary
1900 East 9th Street
Cleveland, Ohio 44114
Attention: [-]

         Re: Purchase of $___________* principal amount of National City
             Credit Card Master Note Trust, Series [-], Class [-] Notes

Ladies and Gentlemen:

      In connection with our purchase of the above Notes (the "Notes") we confirm that:

      (1) We understand that the Notes are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act.

      (2) Any information we desire concerning the Notes or any other matter relevant to our decision to purchase the Notes is or has been made available to us.

      (3) We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes, and we (and any account for which we are purchasing under paragraph
(iv) below) are able to bear the economic risk of an investment in the Notes. We (and any account for which we are purchasing under paragraph (iv) below) are an "accredited investor" (as such term is defined in Rule 501(a)(1), (2) or (3) of Regulation D under the Securities Act).

----------
* Not less than $250,000 minimum principal amount.

      (4) We are acquiring the Notes for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any distribution of the Notes, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control;

      (5) We agree that the Notes must be held indefinitely by us unless subsequently registered under the Securities Act or an exemption from any registration requirements of the Securities Act and any applicable state securities law is available;

      (6) We agree that in the event that at some future time we wish to dispose of or exchange any of the Notes (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Notes unless:

            (a)(i) the sale is of at least U.S. $250,000 principal amount of Notes to an Eligible Purchaser (as defined below), (ii) a letter to substantially the same effect as paragraphs (1), (2), (3), (4), (5) and
      (6) of this letter is executed promptly by the purchaser and (3) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; or

            (b) the Notes are transferred pursuant to Rule 144 under the Securities Act by us after we have held them for more than three years; or

            (c) the Notes are sold in any other transaction that does not require registration under the Securities Act and, if the Issuer, the Servicer, the Trustee or the Note Registrar so requests, we theretofore have furnished to such party an opinion of counsel satisfactory to such party, in form and substance satisfactory to such party, to such effect; or

            (d) the Notes are transferred pursuant to an exception from the registration requirements of the Securities Act under Rule 144A under the Securities Act; and

      (7) We understand that the Notes will bear a legend to substantially the following effect:

            "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN."

      This legend may be removed if the Issuer, the Trustee and the Note Registrar have received an opinion of counsel satisfactory to them, in form and substance satisfactory to them, to the effect that the legend may be removed.

      "Eligible Purchaser" means either an Eligible Dealer or a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein. "Eligible Dealer" means any corporation or other entity the principal business of which is acting as a broker and/or dealer in securities. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture dated as of _____ __, 2005, between National City Credit Card Master Note Trust and The Bank of New York, as indenture trustee.

                                                      Very truly yours,

                                                      __________________________
                                                      (Name of Purchaser)

                                                      By________________________
                                                        (Authorized officer)

                                                                     EXHIBIT D-1

                     [FORM OF] CLEARANCE SYSTEM CERTIFICATE
                          TO BE GIVEN TO THE TRUSTEE BY
                    EUROCLEAR OR CLEARSTREAM, LUXEMBOURG FOR
           DELIVERY OF DEFINITIVE NOTES IN EXCHANGE FOR A PORTION OF A
                              TEMPORARY GLOBAL NOTE

                  NATIONAL CITY CREDIT CARD MASTER NOTE TRUST,
                          Series [-], Class [-] Notes
        [Insert title or sufficient description of Notes to be delivered]

      We refer to that portion of the Temporary Global Note in respect of the Series [-], Class [-] Notes tO be exchanged for definitive Notes (the "Submitted Portion") pursuant to this certificate (the "Notes") as provided in the Indenture dated as of _______ __, 2005, (as amended and supplemented, the "Indenture") in respect of such issue. This is to certify that (i) we have received a certificate or certificates, in writing or by tested telex, with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion and with respect to such person's beneficial interest either (a) from such person, substantially in the form of Exhibit D-2 to the Indenture Supplement, or (b) from _____________ ___, ______, substantially in the form of Exhibit D-3 to the Indenture Supplement, and (ii) the Submitted Portion includes no part of the Temporary Global Note excepted in such certificates.

      We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.

      We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

Dated:_____________ ___, ______, *          [___________________________________
                                            as operator of the Euroclear System]
                                            [Clearstream, Luxembourg]

                                            By__________________________________

----------
* To be dated on the date of the proposed exchange.

                                                                     EXHIBIT D-2

                    [FORM OF] CERTIFICATE TO BE DELIVERED TO
                      EUROCLEAR OR CLEARSTREAM, LUXEMBOURG
                 BY [-] WITH RESPECT TO NOTES SOLD TO QUALIFIED
                              INSTITUTIONAL BUYERS

                  NATIONAL CITY CREDIT CARD MASTER NOTE TRUST,
                          Series [-], Class [-] Notes

      In connection with the initial issuance and placement of the Series [-], Class [-] Notes (the "Notes"), an institutional investor in the United States (an "institutional investor") is purchasing [U.S.$/(pound)/(U)/SF] aggregate principal amount of the Notes hold in our account at [ , as operator of the Euroclear System] [Clearstream, Luxembourg] on behalf of such investor.

      We reasonably believe that such institutional investor is a qualified institutional buyer as such term is defined under Rule 144A of the Securities Act of 1933, as amended.

      [We understand that this certificate is required in connection with United States laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered by this certificate.]

      The Definitive Notes in respect of this certificate are to be issued in registered form in the minimum denomination of [U.S.$/(pound)/(U)/SF] and such Definitive Notes (and, unless the Indenture or Terms Document relating to the Notes otherwise provides, any Notes issued in exchange or substitution for or on registration of transfer of Notes) shall bear the following legend:

            "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933. NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (EACH AS DEFINED HEREIN), EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. THIS NOTE CANNOT BE EXCHANGED FOR A BEARER NOTE."

Dated: _____________ ___, ______,

                                             [                 ]
                                             By_________________________________
                                               Authorized officer

                                      D-2-1

                                                                     EXHIBIT D-3

                      [FORM OF] CERTIFICATE TO BE DELIVERED
                     TO EUROCLEAR OR CLEARSTREAM, LUXEMBOURG
                              BY A BENEFICIAL OWNER
              OF NOTES, OTHER THAN A QUALIFIED INSTITUTIONAL BUYER

                  NATIONAL CITY CREDIT CARD MASTER NOTE TRUST,
                          Series [-], Class [-] Notes

      This is to certify that as of the date hereof and except as provided in the third paragraph hereof, the Series [-], Class [-] Notes held by you for our account (the "Notes") (i) are owned by a person that is a UniteD States person, or (ii) are owned by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v)) (a "financial institution") purchasing for its own account or for resale, or (B) a United States person who acquired the Notes through the foreign branch of a financial institution and who holds the Notes through the financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

      We undertake to advise you by tested telex if the above statement as to beneficial ownership is not correct on the date of delivery of the Notes in bearer form with respect to such of the Notes as then appear in your books as being held for our account.

      This certificate excepts and does not relate to [U.S.$/(pound)/(U)/SF] principal amount of Notes held by you for our account, as to which we are not yet able to certify beneficial ownership. We understand that delivery of Definitive Notes in such principal amount cannot be made until we are able to so certify.

                                      D-3-1

      We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings. As used herein, "United States" means the United States of America, including the States and the District of Columbia, its territories, its possessions and other areas subject to its jurisdiction; and "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Dated:_____________ ___, ______*                By______________________________
                                                Name:

      As, or as agent for, the beneficial owner(s) of the interest in the Notes to which this certificate relates.

----------
* This certificate must be dated on the earlier of the date of the first payment of interest in respect of the Notes and the date of the delivery of the Notes in definitive form.

                                      D-3-2